AMENDMENT NO. 1 TO

                                  SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

|X|   Preliminary information statement         |_|   Confidential, for use of
                                                      the Commission only (as
                                                      permitted by Rule
                                                      14c-5(d)(2))
|_|   Definitive information statement

                          ALTRIMEGA HEALTH CORPORATION
       -------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                        Preliminary Information Statement
                              Dated: April 15, 2005

                          ALTRIMEGA HEALTH CORPORATION
                               4702 Oleander Drive
                                    Suite 200
                       Myrtle Beach, South Carolina 29577
                                 (843) 497-7028

                              INFORMATION STATEMENT

      This information statement (the "Information Statement") is furnished to the shareholders of Altrimega Health Corporation, a Nevada corporation (the "Company"), with respect to certain corporate actions of the Company. This Information Statement is first being provided to shareholders on or about April 22, 2005.

      The  corporate   actions   involve  the  following   three  (3)  proposals
(individually, a "Proposal" and, collectively, the "Proposals"):

      1. Amendment of the Company's Articles of Incorporation to change the name of the Company to Top Gun Sports & Entertainment, Inc.;

      2. Authorize  a  1-for-1000   reverse   stock   split  for  the  Company's
outstanding common stock, par value $0.001 per share; and

      3. Election of three (3) directors of the Company.

      ONLY THE COMPANY'S SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON APRIL 22, 2005 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE ON THE PROPOSALS. MEMBERS OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF 50% OF THE COMPANY'S SHARES OF COMMON STOCK ENTITLED TO VOTE ON THE PROPOSALS HAVE INDICATED THEIR INTENTION TO VOTE IN FAVOR OF THE PROPOSALS. AS A RESULT, THE PROPOSALS SHOULD BE APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER SHAREHOLDERS OF THE COMPANY.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

                       BY ORDER OF THE BOARD OF DIRECTORS

                            John W. Gandy, President

Myrtle Beach, South Carolina
April 15, 2005

                                TABLE OF CONTENTS
                                -----------------
                                                                                                           PAGE NO.
                                                                                                           --------

ABOUT THE INFORMATION STATEMENT...................................................................................1

    What Is The Purpose Of The Information Statement?.............................................................1

    Who Is Entitled To Notice?....................................................................................1

    What Corporate Matters Will The Principal Shareholders Vote For And How Will They Vote?.......................2

    What Are The Board Of Directors' Recommendations?.............................................................2

    What Vote Is Required To Approve Each Proposal?...............................................................2

    What Is The Purpose Of The Proposals?.........................................................................2

    Why has the Company Abandoned its Decision to Increase The Authorized Shares of Common Stock for the
             Conversion of The Outstanding Shares of Series A Preferred Stock?....................................3

    Shareholders Who Intend To Vote In Favor Of The Proposals.....................................................4

STOCK OWNERSHIP...................................................................................................5

THE FINANCIAL STATEMENTS OF ALTRIMEGA HEALTH CORPORATION..........................................................6

BUSINESS COMBINATION..............................................................................................7

FINANCIAL STATEMENTS OF TOP GUN SPORTS & ENTERTAINMENT, INC.......................................................9

Independent Auditor's Report........................................................... .........................10

PRO FORMA FINANCIAL INFORMATION..................................................................................26

PROPOSAL 1 -  AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO TOP GUN SPORTS
     & ENTERTAINMENT, INC........................................................................................33

    Recommendation Of The Board Of Directors.....................................................................33

PROPOSAL 2 -  AMENDMENT TO THE ARTICLES OF INCORPORATION  TO APPROVE A 1-FOR-1000 REVERSE STOCK SPLIT............34

    Purpose Of Common Stock......................................................................................34

    Recommendation Of The Board Of Directors.....................................................................35

PROPOSAL 3 - ELECTION OF DIRECTORS...............................................................................36

    Directors Standing for Election..............................................................................36

    Recommendation Of The Board Of Directors.....................................................................36

    Current Directors and Officers...............................................................................36

    Executive Compensation.......................................................................................38

    Certain Relationships And Related Transactions...............................................................40

DESCRIPTION OF SECURITIES........................................................................................41

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON.........................................42

PROPOSALS BY SECURITY HOLDERS....................................................................................42

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.....................................................42

INTRODUCTORY NOTE.................................................................................................1

    Forward-Looking Statements....................................................................................1

    ITEM 1.  DESCRIPTION OF BUSINESS..............................................................................1

    ITEM 2.  DESCRIPTION OF PROPERTIES............................................................................5

    ITEM 3.  LEGAL PROCEEDINGS....................................................................................5


    ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS................................................5

    ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.............................................6

    ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION............................................7

    ITEM 7.  FINANCIAL STATEMENTS................................................................................12

    ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE................12

    ITEM 8A.  CONTROLS AND PROCEDURES............................................................................12

    ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS; COMPLIANCE WITH
             SECTION 16(a) OF THE EXCHANGE ACT...................................................................13

    ITEM 10.  EXECUTIVE COMPENSATION.............................................................................14

    ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.....................................15

    ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.....................................................16

    ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K...................................................................18

    ITEM 14.  PRINCIPAL ACCOUNTING FEES AND SERVICES.............................................................19

SIGNATURES.......................................................................................................20


                          ALTRIMEGA HEALTH CORPORATION
                               4702 Oleander Drive
                                    Suite 200
                       Myrtle Beach, South Carolina 29577

                              ---------------------

                              INFORMATION STATEMENT
                                 April 15, 2005

                            -------------------------

      This information statement ("Information Statement") contains information related to certain corporate actions of Altrimega Health Corporation, a Nevada Corporation (the "Company"), and is expected to be mailed to shareholders on or about April 23, 2005.

                         ABOUT THE INFORMATION STATEMENT

What Is The Purpose Of The Information Statement?

      This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company's shareholders as of the close of business on April 22, 2005 (the "Record Date") of corporate action expected to be taken pursuant to the written consents of principal shareholders. Shareholders holding a majority of the Company's outstanding common stock are expected to act upon certain corporate matters outlined in this Information Statement, which action is expected to take place on May 13, 2005, consisting of the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Top Gun Sports & Entertainment, Inc., to authorize a 1-for-1000 reverse split of the Company's outstanding common stock and to elect (3) directors of the Company. These actions relate to the acquisition through a share exchange agreement of Top Gun Sports & Entertainment, Inc. ("Top Gun Sports").

      For accounting purposes, this transaction shall be considered a reverse acquisition. Although Altrimega will remain the surviving legal entity, for accounting purposes, Top Gun Sports will be considered the successor entity. The following events will occur as a result of the consummation of the Top Gun Sports exchange agreement.

      o After the Sea Garden project in South Carolina is complete, Altrimega will cease its operations in South Carolina. Accordingly, its operation will be significantly different than they currently exist.

      o None of Altrimega's current officers and directors will remain as officers and directors of the Company.

      o Top Gun Sports is a private, development stage company formed in March 2004.

      o     Top Gun Sports has no business operations to date.

      o Top Gun Sports has had no revenue and a net loss of $231,438 since its inception through December 31, 2004.

      o Top Gun Sports' auditor has expressed substantial regarding doubt Top Gun Sports' ability to continue as a going concern.

      o Top Gun Sports does not expect to begin generating revenue for at least eighteen months.

Who Is Entitled To Notice?

      Each holder of an outstanding share of common stock as of record on the close of business on the Record Date will be entitled to notice of each matter to be voted upon pursuant to written consents. Shareholders as of the close of business on the Record Date that hold in excess of fifty percent (50%) of the Company's 49,139,950 issued and outstanding shares of common stock have indicated that they will vote in favor of the Proposals. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the shareholders. No action by the minority shareholders in connection with the Proposals is required.

What Corporate Matters Will The Principal Shareholders Vote For And How Will They Vote?

      Shareholders holding a majority of the outstanding common stock required to vote on each matter have indicated that they will vote for the following
Proposals:

      o For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to Top Gun Sports & Entertainment, Inc. (see page 33).

      o For the approval to authorize a 1-for-1000 reverse split of the Company's outstanding common stock. (see page 34).

      o     For the  election of three (3)  directors  of the Company  (see page
            36).

What Are The Board Of Directors' Recommendations?

      The Board of Directors' recommendations are set forth together with the description of each item in this Information Statement. In summary, the Board recommends a vote:

      o For the approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from Altrimega Health Corporation to Top Gun Sports & Entertainment, Inc. (see page
            33).

      o For the approval of 1-for-1000 reverse split of the Company's outstanding common stock. (see page 34).

      o     For the  election of three (3)  directors  of the Company  (see page
            36).

What Vote Is Required To Approve Each Proposal?

      As of the Record Date, the Company had 49,139,950 shares of issued and outstanding shares of common stock.

      Corporate Name Change. For the Proposal to change the name of the Company to Top Gun Sports & Entertainment, Inc., a vote of a majority of the common stock is required for approval of the Proposal. As a result, the vote of at least 24,569,976 outstanding shares of common stock are required to approve the Proposal.

      Reverse Split. For the Proposal to authorize a 1-for-1000 reverse split of the outstanding shares of common stock, a vote of a majority of the common stock is required for approval of the Proposal. As a result, the vote of at least 24,569,976 outstanding shares of common stock are required to approve the Proposal.

      Election of Directors. For the Proposal to elect the (3) directors, a plurality of the shares of common stock is required for the approval of the Proposal. Because a majority of the outstanding shares of common stock have indicated that they will vote in favor of this proposed slate of directors, this Proposal should be approved.

      The shareholders that have indicated an intention to vote in favor of the Proposals and the number of shares of common stock within their voting control as of the new Record Date (April 22, 2005) are described below. These shareholders have 50.0517% of the shares of common stock. Accordingly, these shareholders have sufficient shares to approve all of the Proposals.

What Is The Purpose Of The Proposals?

      The purpose of the Proposals is to consummate the change the name of the Company and effect a reverse stock split as a condition of its pending share exchange with Top Gun Sports & Entertainment, Inc.

Why has the Company Abandoned its Decision to Increase The Authorized Shares of Common Stock for the Conversion of The Outstanding Shares of Series A Preferred Stock?

      During the end of December 2004 and the beginning of January 2005, each holder of Series A Preferred Stock (the "Preferred Stock") agreed to the cancellation of their shares of Preferred Stock. As a result, the Company no longer needs to increase its authorized shares, or issue shares of common stock, relating to the Preferred Stock.

Shareholders Who Intend To Vote In Favor Of The Proposals

      The table below indicates the holders of shares of the Company's common stock that have indicated their intention to vote in favor of the Proposals.

                                                                 PERCENTAGE
                                               COMMON SHARES    OWNERSHIP OF
SHAREHOLDER                                        OWNED       COMMON STOCK(6)
-----------                                    -------------   ---------------
CAPITAL PROPS. CONS., LLC(1)                     1,668,250         3.3949%
EARL INGARFIELD                                  2,611,430         5.3143%
CHICORA BEACH HOLIDAY(2)                           559,300         1.1382%
JOHN F. SMITH, III                                 348,400         0.7090%
JOHN W. GANDY                                    1,254,750         2.5534%
GANDY ASSOCIATES, LLC(2)                         1,250,000         2.5438%
GANDY FAMILY INVS., LLC(2)                       2,500,000         5.0875%
KIM GOODSON                                      2,000,000         4.0700%
GREAT WEST, LLC(3)                               4,879,750         9.9303%
ROBERT LEE MATZIG                                1,100,000         2.2385%
WOFFORD CAPITAL(2)                                 202,500         0.4121%
HENDRIX & GANDY, LLC(4)                             21,000         0.0427%
RIO INVS. GROUP, LLC(5)                          6,200,000        12.6170%
                                                ----------     ----------
                                                24,595,380        50.0517%
                                                ==========     ==========

(1) To the Company's knowledge, Capital Properties Consultants, LLC is controlled by Ron Hendrix, a director of the Company.

(2) Represents shares of the Company's common stock over which John W. Gandy, the Company's President and director, has voting control.

(3)   To the Company's  knowledge,  Great West, LLC is controlled by Marcella M.
      Mica.

(4)   Hendrix  &  Gandy,  LLC is  controlled  50% by John  Gandy  and 50% by Ron
      Hendrix.

(5) To the Company's knowledge, Rio Investments Group, LLC is controlled by Walter Lynch.

(6) Applicable percentage of ownership is based on 49,139,950 shares of common stock outstanding as of April 22, 2005.

                                 STOCK OWNERSHIP

Security Ownership Of Certain Beneficial Owners

      The following table sets forth as of April 22, 2005, the name, address and the number of shares of our common stock held of record or beneficially by each person who was known by us to own beneficially, more than 5% of our 49,139,950 issued and outstanding shares of common stock. In addition, the table sets forth the name and shareholdings of each director and of all officers and directors as a group.

Security Ownership Of Certain Beneficial Owners (Common)

                                           Amount and Nature
                 Name and Address            of Beneficial       Percentage of
Title of Class   Beneficial Owner            Ownership(1)           Class(2)
--------------   ----------------            ------------           --------

Common           Rio Investment Group, LLC    6,200,000              12.61%
                 25 Greystone Manor
                 Lewes, Delaware  19958

Common           Great West, LLC              4,879,750              10.57%
                 2033 Main Street
                 Sarasota, FL  34231

Common           Earl Ingarfield              2,611,430             5.3143%
                 200 Main Street
                 Suite 500
                 Sarasota, FL 34236

Security Ownership Of Management Of Altrimega (Common)

                                                                        Amount and
                                                                        Nature of
                Name and Position                                       Beneficial        Percentage of
Title of Class  of Officer and/or Director                             Ownership(1)         Class(2)
--------------  --------------------------                             ------------         --------
Common
Common          John W. Gandy, President, C.E.O. and Director           2,554,750            5.19%
Common          Chicora Beach Holiday**                                    14,825            0.02%
Common          Wofford Capital***                                         33,737            0.05%
Common          Gandy Associates^                                         625,000            1.28%
Common          Gandy Family Investments^^                                750,000            1.54%
Common          Ron Hendrix, C.F.O., Secretary                          1,668,250            3.41%
Common          Hendrix & Gandy*                                           21,000            0.03%
Common          John Smith III, Director                                  348,400            0.72%
Common          All Officers and Directors as a Group (3 Persons)       4,840,962            9.85%
Common          Total Beneficial Ownership                              6,015,962           12.24%
                                                                        =========       =========

(1) Applicable percentage of ownership is based on 49,139,950 shares of common stock outstanding as of April 22, 2005 for each stockholder. Beneficial ownership is determined in accordance within the rules of the Commission and generally includes voting of investment power with respect to securities.
(2) The percentage calculation has been rounded to the nearest one-hundredth of a percent.
(3) Ownership percentage based on officers and directors' percentage ownership of entity, as set forth below.

*     Hendrix & Gandy is owned 50% by John W. Gandy and 50% by Ron Hendrix.
**    Chicora Beach Holiday is owned 25% by John W. Gandy.
***   Wofford Capital is owned 16.66% by John W. Gandy.
^     Gandy Associates is owned 50% by John W. Gandy.
^^    Gandy Family Investments is owned 30% by John W. Gandy.

Corporate action will only take place 20 days after a definitive information statement is mailed to all shareholders of record. This mailing is expected to occur on or about April 23, 2005.

THE FINANCIAL STATEMENTS OF ALTRIMEGA HEALTH CORPORATION

      The financial statements for the year ended December 31, 2004 are being provided as part of the Form 10-KSB Annual Report accompanying this Information Statement. In addition, the Management Discussion and Analysis or Plan of Operations for Altrimega is also included in the Form 10-KSB Annual Report accompanying this Information Statement.

                              BUSINESS COMBINATION

      On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into an Exchange Agreement relating to a share exchange transaction. Pursuant to the Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completing the 1-for-1000 reverse stock-split that is the subject of this Information Statement and Top Gun Sports raising a minimum of $750,000 in convertible debt.

      On March 30, 2005, the parties to the Share Exchange Agreement memorialized an amendment to the agreement, eliminating certain conditions of closing to the transaction, including that the Company sell the assets of the Creative Holdings, Inc. subsidiary and that Top Gun have obtained lease agreements and permits prior to closing.

      For accounting purposes, this transaction shall be considered a reverse acquisition. Although Altrimega will remain the surviving legal entity, for accounting purposes, Top Gun Sports will be considered the successor entity. The following events will occur as a result of the consummation of the Top Gun Sports exchange agreement.

      o After the Sea Garden project in South Carolina is complete, Altrimega will cease its operations in South Carolina. Accordingly, its operations will be significantly different than they currently exist.

      o None of Altrimega's current officers and directors will remain as officers and directors of the Company.

      o Top Gun Sports is a private, development stage company formed in March 2004.

      o     Top Gun Sports has no business operations to date.

      o Top Gun Sports has had no revenue and a net loss of $231,438 since its inception through December 31, 2004.

      o Top Gun Sports' auditor has expressed substantial regarding doubt Top Gun Sports' ability to continue as a going concern.

      Top Gun Sports does not expect to begin generating revenue for at least eighteen months.

      No  federal  or  state   regulatory   approvals   are  necessary  for  the
consummation of the transaction. No reports, opinions or approvals will be received from any outside party in connection with the transaction.

      There were no negotiations, transactions or material contracts between the Company and Top Gun Sports other than concerning the Business Combination. The negotiation concerning the Business Combination began in mid October 2004. There were no agreements between the Company, its offering and directors, on the one hand, and Top Gun Sports, its officers and directors on the other hand, except for the Business Combination related agreements.

      While Top Gun Sports has no operating history, it intends to build and operate professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 353 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. The Top Gun Sports project will fulfill the need Top Gun Sports believes exists for a major legal motorsport destination on Long Island.

      As a condition precedent to the Company closing the share exchange agreement with Top Gun Sports, Top Gun Sports must complete a private placement raising a minimum of $750,000 and a maximum of $3,000,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased. Top Gun Sports has not yet satisfied the condition to raising the minimum of $750,000 in convertible debt. Upon the Closing, after the condition of completing the private placement is satisfied, the Company's financial position is expected to be assets of $3,010,000 and liabilities of $2,940,000. The sales of the units at the Sea Garden project will almost be completed.

                              FINANCIAL STATEMENTS
                     OF TOP GUN SPORTS & ENTERTAINMENT, INC.

                           DONAHUE ASSOCIATES, L.L.C.
                           27 BEACH ROAD, SUITE CO5-A
                            MONMOUTH BEACH, NJ. 07750
                              Phone: (732) 229-7723

                          Independent Auditor's Report

The Shareholders
Top Gun Sports & Entertainment Inc.
(a Development Stage Company)

We have audited the accompanying balance sheet of Top Gun Sports & Entertainment Inc. (a development stage company) as of September 26, 2004 and the related statement of operations and statement of changes in shareholders' equity and cash flows for the period from inception, March 30, 2004 to September 26, 2004. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted by the Public Company Accounting Oversight Board in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Top Gun Sports & Entertainment Inc. (a development stage company) as of September 26, 2004 and the related statement of operations and statement of changes in shareholders' equity and cash flows for the period from inception, March 30, 2004 to September 26, 2004 in conformity with generally accepted accounting principles generally accepted in the United States of America.

As more fully discussed in Note 2 to the financial statements, there are significant matters concerning the Company that raise substantial doubt as to the ability of the Company to continue as a going concern. Management's plans with regard to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets or the amounts and classifications of recorded liabilities that might be necessary in the event that the Company cannot continue in existence.

Monmouth Beach, New Jersey
October 7, 2004

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                                  Balance Sheet
                            As of September 26, 2004


ASSETS

Current assets:
   Cash                                                               $  28,280
                                                                      ---------
     Total current assets                                                28,280
                                                                      ---------

               Total assets                                           $  28,280
                                                                      =========

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
   Accounts payable                                                   $   1,715
                                                                      ---------
     Total current liabilities                                            1,715

Convertible debentures payable- net                                      33,009

Shareholder's equity:
    Preferred stock, no stated dividend, authorized
      25 million shares; none issued
   Common stock, $.0001 par value-50 million
     shares authorized; 20,100,000 shares issued
     and outstanding                                                  $   2,010
   Additional paid in capital                                           134,455
   Accumulated deficit during the development stage                    (142,909)
                                                                      ---------
               Total shareholder's deficit                               (6,444)
                                                                      ---------

               Total liabilities & shareholder's deficit              $  28,280
                                                                      =========

Please see the notes to these financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                             Statement of Operations
              From Inception, March 30, 2004 to September 26, 2004

General and administrative expenses:

  Salaries                                                          $   118,865
  Consulting fees                                                        17,220
  Administration                                                            465
  Professional fees                                                       6,250
                                                                    -----------

Total general and administrative expenses                               142,800
                                                                    -----------

Net loss before other expense:                                         (142,800)

Other expense:
  Interest expense                                                         (109)
                                                                    -----------

Net loss before provision for income tax                               (142,909)

Provision for income taxes                                                    0
                                                                    -----------

Net loss                                                            $  (142,909)
                                                                    ===========

Basic & fully diluted loss per common share                         $     (0.01)

Weighted average of common shares outstanding:
 Basic & fully diluted                                                9,951,233

Please see the notes to these financial statements

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                             Statement of Cash Flows
              From Inception, March 30, 2004 to September 26, 2004

Operating Activities:
  Net loss                                                            $(142,909)
  Adjustments to reconcile net loss items
    not requiring the use of cash:
   Interest expense                                                         109
   Salaries                                                             118,865
   Consulting fees                                                       10,500
   Professional fees                                                      5,000
Changes in other operating assets and liabilities:
   Accounts payable                                                       1,715
                                                                      ---------
Net cash used by operating activities                                    (6,720)

Financing Activities:
   Issuance of convertible debentures                                 $  35,000
                                                                      ---------

Net cash provided by financing activities                                35,000
                                                                      ---------

Net increase in cash during the period                                   28,280

Cash balance at inception, March 30, 2004                                     0
                                                                      ---------

Cash balance at September 30, 2004                                    $  28,280
                                                                      =========

Supplemental disclosures of cash flow information:
     Interest paid during the period                                  $       0
     Income taxes paid during the period                              $       0

Please see the notes to these financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                  Statement of Changes in Shareholders' Equity
              From Inception, March 30, 2004 to September 26, 2004

                                                                                          Accumulated
                                             Common        Common                        Deficit during
                                             Stock          Stock         Additional      Development
                                            (Shares)     (Par value)    Paid in Capital      Stage            Total
Balance at Inception, March 30, 2004                0    $        0      $        0        $        0      $        0

Issuance of common stock
  for services                             20,100,000         2,010         132,355                            134,365

Beneficial conversion feature                                                   840                                840

Detachable warrants issued                                                    1,260                              1,260

Net loss for the period                                                                      (142,909)        (142,909)
                                           ----------    ----------      ----------        ----------      -----------

Balance at September 30, 2004              20,100,000    $    2,010      $  134,455        $ (142,909)      $   (6,444)
                                           ----------    ----------      ----------        ----------       ----------

Please see the notes to these financial statements.

Top Gun Sports & Entertainment Inc.
(a Development Stage Company)
Notes to the Financial Statements
From Inception, March 30, 2004 to September 26, 2004

1. Organization of the Company and Significant Accounting Principles

Top Gun Sports & Entertainment Inc. (the "Company") is a privately held corporation formed in March 2004 in the state of Delaware. The Company is currently headquartered in Bohemia, New York.

The Company has no business operations to date.

Use of Estimates- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include. Actual results may differ from these estimates.

Cash and interest bearing deposits- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

Long Lived Assets- The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

Income taxes- The Company accounts for income taxes in accordance with the Statement of Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and income tax bases of assets and liabilities that will result in taxable income or deductible expenses in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets and liabilities to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period adjusted for the change during the period in deferred tax assets and liabilities.

Development Stage Company- the Company has had no operations or revenues since its inception and therefore qualifies for treatment as a development stage company as per Statement of Financial Accounting Standards (SFAS) No. 7. As per SFAS No.7, financial transactions are accounted for as per generally accepted accounted principles. Costs incurred during the development stage are accumulated in "losses accumulated during the development stage" and are reported in the Stockholders' Equity section of the balance sheet.

Recent accounting pronouncements:

In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions"(SFAS 146). The statement provides guidance on the accounting for the acquisition of a financial institution where the excess of the fair value of liabilities assumed over the fair value of tangible and intangible assets acquired represents goodwill. Management has concluded that the adoption of SFAS 147 would not have had a material impact on the Company's financial position or results of operations.

In December 2002, The FASB issued FAS No. 148, "Accounting for Stock-Based Compensation Transition and Disclosure, an amendment of FASB Statement No. 123". This statement expands the disclosure requirements with respect to stock-based compensation. The transition guidance and annual disclosure provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002. The adoption of SFAS No. 148 did not impact the Company's financial position or results of operations.

2. Going Concern Considerations

The accompanying financial statements have been presented in accordance with generally accepted accounting principals, which assume the continuity of the Company as a going concern. However, during the period from the Company's inception on March 30, 2004 through September 26, 2004, the Company has experienced, and continues to experience, certain going concern issues related to profitability.

The Company incurred a net loss of $142,909 since its inception and has no business operations from inception on March 30, 2004 through September 26, 2004.

Management's plans with regard to this matter are as follows:

- To complete a purchase or a merger with a publicly held company
- Raise $3,000,000 by issuing additional convertible promissory notes.
- Continue to explore opportunities in the sports entertainment market

3. Fair Values of Financial Instruments

The value of cash and accounts payables is estimated to approximate fair market value at September 26, 2004.

4. Net Loss per Share

The Company applies SFAS No. 128, "Earnings per Share" to calculate loss per share. In accordance with SFAS No. 128, basic net loss per share has been computed based on the weighted average of common shares outstanding during the years. Fully diluted loss per share includes the dilutive effects of outstanding common stock equivalents. The effects of the instruments convertible into common stock (see Note 6) at September 26, 2004 were not included in calculating loss per share since their inclusion would be ant-dilutive. The weighted average of common shares outstanding has been computed as follows:

     Shares issued and outstanding                     20,100,000
                                                       ==========

     Weighted average shares outstanding                9,951,233
                                                       ==========

5. Concentration of Credit Risk

The Company relies on the financial support of its creditors and majority shareholder. A withdrawal of this support would have a material adverse affect on the Company's financial position and its ability to continue to operate as a going concern.

6. Issuance of Convertible Debentures

In September 2004, the Company received proceeds of $35,000 by issuing convertible debt with detachable warrants to purchase common shares.

The debentures are unsecured and mature in September 2006 at an interest rate of 9%. The debentures plus accrued interest are convertible in September 2005 at $0.50 per share. As a result of the transaction, the Company allocated $840 to a beneficial conversion feature. The beneficial conversion feature is being amortized to interest expense in the statement of operations.

The debentures also have detachable warrants that entitle the holder to purchase 35,000 shares of common stock at an exercise price of $1.50. The warrants expire in September 2006. As a result of the transaction, the Company allocated $1,260 of the proceeds to the detachable warrants.

7. Provision for Income Tax


     Provision for income taxes is comprised of the following for the period:

     Net loss before provision for income taxes                                  $(142,800)
                                                                                 =========

     Current tax expense:

     Federal                                                                     $       0
     State                                                                               0
                                                                                 ---------
     Total                                                                       $       0

     Less deferred tax benefit:

     Loss carry-forward                                                              1,579
     Allowance for recoverability                                                   (1,579)
                                                                                 ---------
     Provision for income taxes                                                  $       0
                                                                                 =========

     A reconciliation of provision for income taxes at the statutory rate to provision for income taxes at the Company's effective tax rate is as follows:

     Statutory U.S. federal rate                                                        15%
     Statutory state and local income tax                                               10%
     Less allowance for tax recoverability                                             -25%
                                                                                 ---------
     Effective rate                                                                      0%
                                                                                 =========

     Deferred income taxes are comprised of the following:

     Loss carry-forward                                                          $  (1,579)
     Allowance for recoverability                                                    1,579
                                                                                 ---------
     Deferred tax benefit                                                        $       0
                                                                                 =========

     Note: The deferred tax benefit arising from the loss expires in fiscal
     2024 and may not be recoverable upon the purchase of the Company under current IRS statutes.

8. Issuances of Common Stock

In March 2004, the Company issued 18,850,000 shares of common stock to the chief executive officer of the Company for services rendered valued at $118,865.

In May 2004, the Company issued 1,050,000 shares of common stock to consultants of the Company for services rendered valued at $10,500.

In September 2004, the Company issued 200,000 shares of common stock to a consultant of the Company for services rendered valued at $5,000.

9. Commitments and Contingencies

The Company is not committed to any operating lease for office space or capital leases for equipment.

10. Related Party Transactions

The chief executive officer and majority shareholder provided office space to the Company at no cost during the period from inception, March 30, 2004 to September 26, 2004.

11. Authorization of Preferred Shares

In March 2004, the Company authorized 25 million shares of preferred stock. The preferred stock has no stated par value and has no stated dividend preference. There is no preferred stock issued and outstanding at September 26, 2004.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                             Unaudited Balance Sheet
                             As of December 31, 2004

                                                                            Audited
ASSETS                                                      31-Dec-04      26-Sep-04
Current assets:
   Cash                                                     $      32      $  28,280
                                                            ---------      ---------
     Total current assets                                          32         28,280

Other assets:
   Fixed assets- net                                            8,337              0
                                                            ---------      ---------

              Total assets                                  $   8,369      $  28,280
                                                            =========      =========

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
   Accounts payable                                         $   1,270      $   1,715
   Bank loan payable                                            9,750              0
                                                            ---------      ---------
     Total current liabilities                                 11,020          1,715

Convertible debentures payable- net                            89,022         33,009

Shareholder's equity:
    Preferred stock, no stated dividend, authorized
      25 million shares; none issued
   Common stock, $.0001 par value-50 million
     shares authorized; 20,100,000 shares issued
     and outstanding                                        $   2,010          2,010
   Additional paid in capital                                 137,755        134,455
   Accumulated deficit during the development stage          (231,438)      (142,909)
                                                            ---------      ---------
              Total shareholder's deficit                     (91,673)        (6,444)
                                                            ---------      ---------

              Total liabilities & shareholder's deficit     $   8,369      $  28,280
                                                            =========      =========

Please see the notes to these financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                        Unaudited Statement of Operations
                From September 27, 2004 to December 31, 2004 and
               From Inception, March 30, 2004 to December 31, 2004

                                                        From 9/27/04       Inception to
                                                         to 12/31/04        12/31/2004
General and administrative expenses:
  Salaries                                              $     26,613      $    145,478
  Consulting fees                                              6,184            23,404
  Administration                                              49,122            49,587
  Professional fees                                            5,428            11,678
                                                        ------------      ------------

Total general and administrative expenses                     87,347           230,147
                                                        ------------      ------------

Net loss before other expense:                               (87,347)         (230,147)

Other expense:
  Interest expense                                            (1,182)           (1,291)
                                                        ------------      ------------

Net loss before provision for income tax                     (88,529)         (231,438)

Provision for income taxes                                         0                 0
                                                        ------------      ------------

Net loss                                                $    (88,529)     $   (231,438)
                                                        ============      ============


Basic & fully diluted loss per common share             $      (0.00)

Weighted average of common shares outstanding:
 Basic & fully diluted                                    20,100,000

Please see the notes to these financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                        Unaudited Statement of Cash Flows
                From September 27, 2004 to December 31, 2004 and
               From Inception, March 30, 2004 to December 31, 2004


                                                     From 9/27/04   Inception to
                                                      to 12/31/04    12/31/2004
Operating Activities:
  Net loss                                             $ (88,529)    $(231,438)
  Adjustments to reconcile net loss items
    not requiring the use of cash:
   Interest expense                                        1,182         1,291
   Salaries                                                    0       118,865
   Consulting fees                                         3,131        13,631
   Professional fees                                           0         5,000
   Depreciation expense                                      363           363
Changes in other operating assets and liabilities:
   Accounts payable                                         (445)        1,270
                                                       ---------     ---------
Net cash used by operating activities                    (84,298)      (91,018)

Investing activities:
   Purchase of fixed assets                               (8,700)       (8,700)
                                                       ---------     ---------
Net cash used by investing activities                     (8,700)       (8,700)

Financing Activities:
   Funds received from bank loan                           9,750         9,750
   Issuance of convertible debentures                     55,000        90,000
                                                       ---------     ---------
Net cash provided by financing activities                 64,750        99,750
                                                       ---------     ---------

Net increase in cash during the period                   (28,248)           32

Cash balance at September 26, 2004                        28,280             0
                                                       ---------     ---------

Cash balance at December 31, 2004                      $      32     $      32
                                                       =========     =========

Supplemental disclosures of cash flow information:
     Interest paid during the period                   $       0     $       0
     Income taxes paid during the period               $       0     $       0

Please see the notes to these financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
             Unaudited Statement of Changes in Shareholders' Equity
               From Inception, March 30, 2004 to December 31, 2004

                                                                                                    Accumulated
                                              Common            Common                            Deficit during
                                              Stock              Stock            Additional       Development
                                             (Shares)         (Par value)       Paid in Capital        Stage             Total

Balance at Inception, March 30, 2004                 0        $         0        $         0       $         0        $         0

Issuance of common stock
  for services                              20,100,000              2,010            132,355                              134,365

Beneficial conversion feature                                                            840                                  840

Detachable warrants issued                                                             1,260                                1,260

Net loss for the period                                                                               (142,909)          (142,909)
                                           -----------        -----------        -----------       -----------        -----------

Balance at September 30, 2004               20,100,000              2,010            134,455          (142,909)            (6,444)

Beneficial conversion feature                                                          1,320                                1,320

Detachable warrants issued                                                             1,980                                1,980

Net loss for the period                                                                                (88,529)           (88,529)
                                           -----------        -----------        -----------       -----------        -----------

Balance at December 31, 2004                20,100,000        $     2,010        $   137,755       $  (231,438)       $   (91,673)
                                           ===========        ===========        ===========       ===========        ===========

Please see the notes to these financial statements.

Top Gun Sports & Entertainment Inc.
(a Development Stage Company)
Unaudited Notes to the Financial Statements
From September 27, 2004 to December 31, 2004

1. Organization of the Company and Significant Accounting Principles

Top Gun Sports & Entertainment Inc. (the "Company") is a privately held corporation formed in March 2004 in the state of Delaware. The Company is currently headquartered in Bohemia, New York.

The Company has no business operations to date.

Use of Estimates- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses at the date of the financial statements and for the period they include. Actual results may differ from these estimates.

Cash and interest bearing deposits- For the purpose of calculating changes in cash flows, cash includes all cash balances and highly liquid short-term investments with an original maturity of three months or less.

Long Lived Assets- The Company reviews for the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.

Income taxes- The Company accounts for income taxes in accordance with the Statement of Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes". SFAS No. 109 requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and income tax bases of assets and liabilities that will result in taxable income or deductible expenses in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets and liabilities to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period adjusted for the change during the period in deferred tax assets and liabilities.

Development Stage Company- the Company has had no operations or revenues since its inception and therefore qualifies for treatment as a development stage company as per Statement of Financial Accounting Standards (SFAS) No. 7. As per SFAS No.7, financial transactions are accounted for as per generally accepted accounted principles. Costs incurred during the development stage are accumulated in "losses accumulated during the development stage" and are reported in the Stockholders' Equity section of the balance sheet.

2. Going Concern Considerations

The accompanying financial statements have been presented in accordance with generally accepted accounting principals, which assume the continuity of the Company as a going concern. However, during the period from the Company's inception on March 30, 2004 through December 31, 2004, the Company has experienced, and continues to experience, certain going concern issues related to profitability.

The Company incurred a net loss of $231,438 since its inception and has no business operations to date.

Management's plans with regard to this matter are as follows:

- To complete a purchase or a merger with a publicly held company
- Raise $3,000,000 by issuing additional convertible promissory notes.
- Continue to explore opportunities in the sports entertainment market

3. Net Loss per Share

The Company applies SFAS No. 128, "Earnings per Share" to calculate loss per share. In accordance with SFAS No. 128, basic net loss per share has been computed based on the weighted average of common shares outstanding during the years. Fully diluted loss per share includes the dilutive effects of outstanding common stock equivalents. The effects of the instruments convertible into common stock (see Note 6) at December 31, 2004 were not included in calculating loss per share since their inclusion would be ant-dilutive.

4. Issuance of Convertible Debentures

In November and December 2004, the Company received proceeds of $55,000 by issuing convertible debt with detachable warrants to purchase common shares.

The debentures are unsecured and mature in September 2006 at an interest rate of 9%. The debentures plus accrued interest are convertible into 90,000 shares of common stock in September 2005 at $0.50 per share. As a result of the transaction, the Company allocated $1,320 to a beneficial conversion feature. The beneficial conversion feature is being amortized to interest expense in the statement of operations.

The debentures also have detachable warrants that entitle the holder to purchase 90,000 shares of common stock at an exercise price of $1.50. The warrants expire in September 2006. As a result of the transaction, the Company allocated $1,980 of the proceeds to the detachable warrants.

9. Commitments and Contingencies

The Company is committed to a non-cancelable lease for office space located in Bohemia, New York. The following is a schedule of minimum payments due under the lease.

               2005                  $     25,100
               2006                        26,355
               2007                         2,205
                                     ------------

               Total                 $     53,660
                                     ============

                         PRO FORMA FINANCIAL INFORMATION

      Attached are the pro forma financial information relating to the potential Business Combination between the Company and Top Gun Sports.

DONAHUE ASSOCIATES, L.L.C.
27 BEACH ROAD, SUITE CO5-A
MONMOUTH BEACH, NJ.  07750
Phone: (732) 229-7723

The Shareholders
Top Gun Sports & Entertainment Inc.
(a Development Stage Company)

We have examined the pro-forma adjustments reflecting the reverse acquisition of Altrimega Health Corporation described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro-forma consolidated balance sheet as of November 30, 2004 and the pro-forma consolidated statement of operations, the pro-forma changes in consolidated cash flows and consolidated shareholders' equity from inception, March 30, 2004 through November 30, 2004. The historical financial statements are derived from the historical financial statements of Top Gun Sports & Entertainment Inc., which were audited by us, and of Altrimega Health Corporation, which were reviewed by other accountants, appearing elsewhere herein. Such pro-forma adjustments are based on management's assumptions described in Note 2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of the pro-forma financial information is to show the significant effects of the historical financial information might have been had the acquisition occurred at an earlier date. However the pro-forma consolidated financial statements are not necessarily indicative of the results of operations or related effects on the financial position that would have been attained had the above mentioned acquisition actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the acquisition of Altrimega Health Corporation described in Note 1, the related pro-forma adjustments give appropriate effect to those assumptions, and the proper application of those adjustments to the historical financial statements amounts in the pro-forma consolidate balance sheet as of November 30, 2004, and the pro-forma consolidated statement of operations, and pro-forma consolidated statement of cash flows and changes in shareholders' equity from inception, March 30, 2004 through November 30, 2004.

/s/: Donahue Associates
Monmouth Beach, New Jersey
October 7, 2004, except for the pro-forma consolidated financial statements as to which date is December 7, 2004

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                      Pro-Forma Consolidated Balance Sheet
                             As of November 30, 2004
                                   (Unaudited)

ASSETS

Current assets:
   Cash ($750,000 pro-forma)                                       $   823,459
   Accounts receivable                                                  59,560
   Prepaid expenses                                                      5,600
                                                                   -----------
     Total current assets                                              888,619

Other assets:
   Property held for resale                                          1,500,577
   Security deposits                                                    35,000
                                                                   -----------
     Total other assets                                              1,535,577
                                                                   -----------

                   Total assets                                    $ 2,424,196
                                                                   ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
   Accounts payable ($50,000 pro-forma)                            $    51,715
                                                                   -----------
     Total current liabilities                                          51,715

Convertible debentures payable- net                                     33,009
Notes payable                                                        1,539,788
                                                                   -----------
     Total liabilities                                               1,624,512

Shareholder's equity:
    Preferred stock, no stated dividend, authorized
      25 million shares; none issued
   Common stock, $.0001 par value-250 million
     shares authorized; 52,100,000 shares issued
     and outstanding                                               $     5,215
   Additional paid in capital                                        3,977,827
   Accumulated deficit during the development stage                 (3,183,358)
                                                                   -----------
                   Total shareholder's deficit                         799,684
                                                                   -----------

                   Total liabilities & shareholder's deficit       $ 2,424,196
                                                                   ===========

       Please see the assumptions to these pro-forma financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                 Pro-Forma Consolidated Statement of Operations
               From Inception, March 30, 2004 to November 30, 2004
                                   (Unaudited)

                                                    From Inception,
                                                       30-Mar-04
                                                      to 11/30/04
General and administrative expenses:

  Salaries                                           $    118,865
  Consulting fees                                          17,220
  Impairment expense (all pro-forma)                    2,990,449
  Administration                                              465
  Professional fees ($50,000 pro-forma)                    56,250
                                                     ------------

Total general and administrative expenses               3,183,249
                                                     ------------

Net loss before other expense:                         (3,183,249)

Other expense:
  Interest expense                                           (109)
                                                     ------------

Net loss before provision for income tax               (3,183,358)

Provision for income taxes                                      0
                                                     ------------

Net loss                                             $ (3,183,358)
                                                     ============


Basic & fully diluted loss per common share          $      (0.17)

Weighted average of common shares outstanding:
 Basic & fully diluted                                 18,340,548

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
                 Pro-Forma Consolidated Statement of Cash Flows
               From Inception, March 30, 2004 to November 30, 2004
                                   (Unaudited)

                                                       From Inception,
                                                          30-Mar-04
                                                         to 11/30/04
Operating Activities:
  Net loss (pro-forma)                                   $(3,183,358)
  Adjustments to reconcile net loss items
    not requiring the use of cash:
      Impairment expense (all pro-forma)                   2,990,449
      Interest expense                                           109
      Salaries                                               118,865
      Consulting fees                                         10,500
      Professional fees                                        5,000
Changes in other operating assets and liabilities:
      Accounts payable ($50,000 pro-forma)                    51,715
                                                         -----------
Net cash used by operating activities                         (6,720)

Investing activities
      Cash acquired in purchase of Altrimega             $    45,179
                                                         -----------
Net cash used by investing activities                         45,179

Financing Activities:
      Issuance of common stock (pro-forma)               $   750,000
      Issuance of convertible debentures                      35,000
                                                         -----------
Net cash provided by financing activities                    785,000
                                                         -----------

Net increase in cash during the period                       823,459

Cash balance at inception, March 30, 2004                          0
                                                         -----------

Cash balance at November 30, 2004                        $   823,459
                                                         ===========

Supplemental disclosures of cash flow information:
     Interest paid during the period                     $         0
     Income taxes paid during the period                 $         0

       Please see the assumptions to these pro-forma financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
       Pro-Forma Consolidated Statement of Changes in Shareholders' Equity
              From Inception, March 30, 2004 to September 26, 2004
                                   (Unaudited)

                                                                                           Accumulated
                                              Common          Common        Additional    Deficit during
                                              Stock           Stock          Paid in       Development
                                             (Shares)       (Par value)      Capital          Stage            Total

Balance at Inception, March 30, 2004                 0     $         0     $         0     $         0      $         0

Issuance of common stock
  for services                              20,100,000           2,010         132,355                          134,365

Beneficial conversion feature                                                      840                              840

Detachable warrants issued                                                       1,260                            1,260

Issued shares to pay outstanding bills       5,000,000             500         491,163                          491,663

Purchase of Altrimega Health Corp.          26,049,140           2,605       2,602,309                        2,604,914

Issuance of common stock                     1,000,000             100         748,553                          748,653

Detachable warrants issued                                                       1,347                            1,347

Net loss for the period                                                                     (3,183,358)      (3,183,358)
                                           -----------     -----------     -----------     -----------      -----------

Balance at November 30, 2004                52,149,140     $     5,215     $ 3,977,827     ($3,183,358)     $   799,684
                                           ===========     ===========     ===========     ===========      ===========

       Please see the assumptions to these pro-forma financial statements.

                       Top Gun Sports & Entertainment Inc.
                          (a Development Stage Company)
      Notes to the (Unaudited) Pro-Forma Consolidated Financial Statements
               From Inception, March 30, 2004 to November 30, 2004

Note 1. Organization of the Company and Basis of Presentation

The pro-forma financial statements presented assumes the successful acquisition of Top Gun Sports & Entertainment Inc. by Altrimega Health Corporation detailed in the Form 8-K filed by Altrimega Health Corporation with the Securities and Exchange Commission dated October 13, 2004. The pro-forma financial information presented is not necessarily indicative of what would have occurred had the transaction taken place at a different date.

The pro-forma financial information should be read in conjunction with the historical financial statements of both Top Gun Sports & Entertainment Inc. and Altrimega Health Corporation presented herein.

Top Gun Sports is a privately held corporation formed in March 2004 in the state of Delaware. The Company is currently headquartered in Bohemia, New York.

The Company has no business operations to date.

On October 13, 2004, Top Gun Sports signed a letter of intent to be purchased by Altrimega Health Corp. (AHC) for 26 million shares of AHC. The transaction will be accounted for as a reverse acquisition with TGS deemed to be the accounting acquirer and will ultimately be for 15,000,000 shares of AHC common stock.

Upon the acquisition, Top Gun Sports recognized $3,096,577 of goodwill, which management deemed impaired since future discounted cash flows from the asset purchased could not be reasonably assured. Consequently, the pro-forma consolidated statement of operations recognizes an impairment charge of $3,096,577.

Note 2. Assumptions Used By Management in Constructing the Pro-Forma Financial Statements.

      (a) AHC will affect a 1,000 for 1 share reverse split of its common stock prior to acquisition reducing its current issued outstanding shares from 49,139,950 shares to 49,140 shares.

      (b) Top Gun Sports and AHC will be successful in negotiating with the vendors and related parties of AHC currently owed $491,663 to accept 5 million shares of common stock of Top Gun Sports after the acquisition. Through April 15, 2005, Altrimega's accounts payable balance has been reduced to $ _____, without the necessity of issuing any shares of common stock.

      (c) Top Gun Sports will be successful in raising $750,000 by issuing 2-year, 9% convertible notes with $750,000 detachable common stock purchase warrants exercisable at $1.50 per share prior to acquisition.

      (d) Top Gun Sports will be able to successfully effect the acquisition for $50,000 in legal and accounting fees.

                                  PROPOSAL 1 -
 AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO TOP
                        GUN SPORTS & ENTERTAINMENT, INC.

      Our Company's Board of Directors proposed an amendment to our Company's Articles of Incorporation to change our Company's name from Altrimega Health Corporation to Top Gun Sports & Entertainment, Inc.

      The amendment to our Company's Articles of Incorporation shall be filed with the Nevada Secretary of State so that the first paragraph of Article I of the Articles of Incorporation shall be as follows:

            "The  name of the  corporation  is Top Gun  Sports &  Entertainment,
Inc."

      Our Company's Board of Directors believes that it is desirable to have the Company change its name in light of our share exchange agreement with Top Gun Sports and change in our business focus to the sports & entertainment industry. Moreover, the Company is no longer in the health care industry.

      On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into an Exchange Agreement relating to a share exchange transaction. Pursuant to the Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completing the 1-for-1000 reverse stock-split that is subject of this Information Statement.

      On March 30, 2005, the parties to the Exchange Agreement memorialized an amendment to the agreement, eliminating certain conditions of closing to the transaction, including that the Company sell the assets of the Creative Holdings, Inc. subsidiary and that Top Gun have obtained lease agreements and permits prior to closing.

      While Top Gun Sports has no operating history, it intends to build and operate professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 353 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. The Top Gun Sports project will fulfill the need Top Gun Sports believes exists for a major legal motorsport destination on Long Island.

      As a condition precedent to the Company closing the share exchange agreement with Top Gun Sports, Top Gun Sports must complete a private placement raising a minimum of $750,000 and a maximum of $3,000,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased. These funds have not yet been received by Top Gun Sports.

      Accordingly, the Company believes "Top Gun Sports & Entertainment, Inc." is an appropriate name for the Company.

Recommendation Of The Board Of Directors

      Our Board of Directors unanimously recommended a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to change the company name from Altrimega Health Corporation to Top Gun Sports & Entertainment, Inc.

                                  PROPOSAL 2 -
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO APPROVE A 1-FOR-1000 REVERSE STOCK SPLIT

      Our Company's Board of Directors proposed to approve a 1-for-1000 reverse stock split of the Company's outstanding shares of common stock, par value $0.001 per share, from 49,139,950 shares outstanding to 49,140 shares and have the authorized shares remain the same at 50,000,000 shares authorized.

      The proposal to approve the reverse split would make available 49,950,860 additional shares of our Company's common stock for issuance. Currently, 49,139,950 shares of our Company's common stock are issued and outstanding of the 50,000,000 authorized shares of common stock. None of the current authorized and unissued shares of common stock are reserved for specific purposes, except the Company intends to issue 15,750,000 shares to the current shareholders of Top Gun Sports if the share exchange agreement is consummated and possibly use 5,000,000 shares for the satisfaction of the Company's accounts payable.

Purpose Of Common Stock

      On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into an Exchange Agreement relating to a share exchange transaction. Pursuant to the Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completing the 1-for- 1000 reverse stock-split that is subject of this Information Statement, and Top Gun Sports completing a private placement raising a minimum of $750,000 and a maximum of $3,000,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased. The funds have not yet been raised by Top Gun Sports.

      On March 30, 2005, the parties to the Exchange Agreement memorialized an amendment to the agreement, eliminating certain conditions of closing to the transaction, including that the Company sell the assets of the Creative Holdings, Inc. subsidiary and that Top Gun have obtained lease agreements and permits prior to closing.

      While Top Gun Sports has no operating history, it intends to build and operate a professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 353 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. The Top Gun Sports project will fulfill the need for a major legal motorsport destination on Long Island.

      The proposal to approve a reverse split to the Company's common stock that
would  reduce  the  issued  and  outstanding   shares  from  49,139,950   shares
outstanding to 49,140 shares and leave the authorized at 50,000,000 shares.

      There are certain advantages and disadvantages of voting for an reverse split in the Company's outstanding common stock. The advantages include:

      o The ability of the Company to satisfy the obligations pursuant to the Share Exchange Agreement with Top Gun Sports.

      o The ability to raise capital by issuing capital stock under financing transactions, if any.

      o To have shares of common stock available to pursue business expansion opportunities, if any.

      The disadvantages include:

      o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

      Other than as described in this Information Statement, the Company does not have any current plans to issue the remaining authorized shares of common stock for any acquisitions, financings or otherwise.

      The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the desires of the Company's Board of Directors, at that time. A takeover may be beneficial to independent shareholders because, among other reasons, a potential suitor may offer such shareholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Recommendation Of The Board Of Directors

      Our Board of Directors unanimously recommended the approval of an 1-for-1000 reverse stock split that would keep the authorized shares at 50,000,000 and reduce the issued and outstanding shares from 49,139,950 shares outstanding to 49,140 shares.

                       PROPOSAL 3 - ELECTION OF DIRECTORS

Directors Standing for Election

      The Board of Directors of the Company consists of 3 seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The Board of Directors has nominated Peter Scalise III, Neil A. Rosenberg and Dr. Robert J. Waylonis for election as directors. These directors shall take office upon the closing of the Top Gun Sports share exchange, and have not previously been involved with the Company in any manner. The nominees for directors have previously consented to serve such term. Approval of these directors will result in the current directors of Altrimega no longer being directors of the Company.

Recommendation Of The Board Of Directors

The Board of Directors Unanimously Recommends a Vote "FOR" the Election of Each of the Nominees.

Directors standing for election:

      Peter Scalise III. Mr. Scalise has been developing the Top Gun business plan model as CEO of Northeast Motorsports Inc. for the past five years from October 1999-March 2004. He has also been the owner of a nutrition company and has been following and competing in the sport of motocross since the age of three. Mr. Scalise is thoroughly familiar with the sport and has been involved on the associate level for the Supercross Series. Mr. Scalise will also serve as Chairman of the Board of Directors and as President conditioned on the close of the Top Gun Sports share exchange agreement.

      Neil A. Rosenberg. Mr. Rosenberg has been the COO of ITTCO Sales Co Inc., in Ronkonkoma, LI, NY, a national wholesale distributor of specialty appearance auto parts and accessories in the U.S. founded in 1978, which he ran from 1978-2004. Mr. Rosenberg is an electrician by trade also has extensive experience in Cable TV, Construction industries. Mr. Rosenberg will also serve as Secretary, Treasurer and Chief Financial Officer of the Company conditioned on the close of the Top Gun Sports share exchange agreement.

      Dr. Robert J. Waylonis. Mr. Waylonis has been retired for the past five years from a very successful OB-GYN practice in the Pittsburgh, PA area for over 40 years. He was one of the first LOTUS automobile dealers in the US with Lotus Cars of Pittsburgh. He later brought in the Datsun line of automobiles and changed the name to Waylonis Motors Of Pittsburgh. He has sponsored several SCCA race teams and is an avid NASCAR fan frequenting dozens of races across the US yearly.

      None of these directors qualify as audit committee financial experts, as defined by regulation S-B Item 401.

Current Directors and Officers

      Set forth below is information concerning the Company's current directors and officers. The individuals listed below will no longer be directors or officers with the Company after the consummation of the Top Gun Sports share exchange transaction.

General

      The following table sets forth certain information regarding the current directors and executive officers of the Company:

                                  POSITION(S)
NAME                  AGE         WITH THE COMPANY                DIRECTOR SINCE
----                  ---         ----------------                --------------
John W. Gandy         50          President, C.E.O. and Director  September 2002
Ron Hendrix           59          Secretary and Director          December 2002
John Smith III        42          Director                        December 2002

      There are no family relationships among any of the directors or executive officers of the Company. None of the Company's directors or executive officers is a director of any company that files reports with the SEC. None of the Company's directors have been involved in any bankruptcy or criminal proceeding (excluding traffic an other minor offenses), nor has been enjoined from engaging in any business.

      Altrimega's directors hold office until their successors are elected. Altrimega's officers are appointed by the Board of Directors and serve at the pleasure of the Board and are subject to employment agreements, if any, approved and ratified by the Board.

      Altrimega does not currently have an audit committee, and the Board of Directors serves this function. Both John Gandy and Ron Hendrix qualify as audit committee financial experts, as defined by Regulation S-B Item 401. Neither Mr. Gandy, nor Mr. Hendrix are independent as that term is defined under the Exchange Act.

      The following information is furnished for each of the executive officers and directors of the Company:

      John W. Gandy serves as our President and Chief Executive Officer and is the chairman of our board of directors starting in September 2002. Mr. Gandy graduated from Wofford College in 1976 and received a Masters of Business Administration degree from Wake Forest University. Mr. Gandy has worked on numerous real estate development projects in the Carolinas including resort golf course and ocean front developments. Mr. Gandy became a partner in the accounting firm of Hendrix & Gandy in September 2000. Prior to that, Mr. Gandy was a partner in the accounting firm of Rabon, Hendrix Gandy & Grimball, starting in 1999. During 1996 through 1999, Mr. Gandy consulted with various business entities. Mr. Gandy is a Certified Public Accountant with over twenty years experience and is currently also a partner in the firm Hendrix and Gandy.

      Ron Hendrix serves as our Chief Financial Officer and is a member of our board of directors since December 2002. Mr. Hendrix is a certified public accountant with over 25 years experience in real estate, accommodations and recreation accounting and consulting. He is a partner in the firm of Hendrix & Gandy located in Myrtle Beach, South Carolina, starting in September 2000. Prior to that Mr. Hendrix was a partner in the accounting firm of Rabon, Hendrix, Gandy & Grimball, starting in 1999. Prior to that, Mr. Hendrix was a partner in the accounting firm of Hendrix, King & Godbold for over ten years. Mr. Hendrix is a graduate of Coastal Carolina University.

      John F. Smith III serves on our board of directors. Mr. Smith is the sole owner of Strategic Marketing, an advertising and market positioning consultant firm in the Myrtle Beach area since prior to 1997. Strategic Marketing represents golf course operators, hotels, entertainment facilities and restaurants in the Carolinas. Mr. Smith is a graduate of Coastal Carolina University.

      The Board of Directors does not have any committees.

      Therefore, the Company does not have a standing nominating committee or a committee performing similar functions. The Company's Board of Directors perform the functions of a nominating committee.

      In that regard,

      (i) The Company does not have a nominating committee charter;

      (ii) The Company's Board of Directors, which performs the functions of a nominating committee, is not independent as such term is defined under National Association of Securities Dealers Rule 4200;

      (iii) The Board of Directors will consider director candidates recommended by shareholders of the Company. In considering candidates submitted by shareholders of the Company, the Board of Directors will take into consideration the needs of the Board of Directors and the candidate's qualifications. To have a candidate considered by the Board of Directors, a shareholder must submit the recommendation in writing and must include the following information:

      o     The name and address of the proposed candidate;
      o The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;
      o A description of what would make such person a good addition to the Board of Directors;
      o A description of any relationship that could affect such person's qualifying as an independent director, including identifying all
            other  public   company  board  and  committee   memberships;
      o A confirmation of such person's willingness to serve as a director if selected by the Board of Directors;

      o The name of the shareholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and
      o Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.

      The shareholder recommendation and information described above must be sent to the Company's President at 4702 Oleander Drive, Suite 200, Mrytle Beach, South Carolina 29577 and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the Company's most recent annual meeting of shareholders.

      (iv) Once a person has been identified by the Board of Directors as a potential candidate, the Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Board of Directors believes that the candidate has the potential to be a good candidate, the Board of Directors would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Board of Directors may be considering. The Board of Director's evaluation process does not vary based on whether the candidate is recommended by a shareholder; and

      (v) The Board of Directors will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors, by management of the Company or by shareholders of the Company, as stated above. The Board of Directors has the sole authority to approve retain, approve the fees and retention terms of and terminate any search firm to be used to identify director candidates.

Executive Compensation

Cash Compensation

      There was no cash compensation paid to any of our directors or executive officers during the fiscal years ended December 31, 2004, 2003, and 2002.

Employment Agreements

      Altrimega has an employment agreement with John Gandy, starting in 2003, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, if the Company had a profit in the previous year. No amounts have been paid by the Company under this agreement. The Company has accrued $50,000 for payments due Mr. Gandy for the first two quarters of 2003. Mr. Gandy has agreed to no additional compensation from July 1, 2003 until such time as the Company can show the ability to pay for his services. This agreement will be terminated upon the closing of the Top Gun Sports share exchange agreement.

Bonuses and Deferred Compensation

      None.

Compensation Pursuant To Plans

      None.

Pension Table

      None.

Other Compensation

      None.

Compensation Of Directors

      None.

Termination Of Employment And Change Of Control Arrangement

      We have no compensatory plans or arrangements, including payments to be received from us, with respect to any persons which would in any way result in payments to any person because of his resignation, retirement, or other termination of such person's employment by us, or any change in our control, or a change in the person's responsibilities following a changing in our control.

Certain Relationships And Related Transactions

      The information concerning certain relationships and related transactions is included in the attached annual report on form 10-KSB for the year ended December 31, 2004.

                            DESCRIPTION OF SECURITIES

o     Description Of Capital Stock

      The current authorized capital stock of our Company consists of 60,000,000 shares, consisting of 50,000,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share. As of April 22, 2005, we had 49,139,950 shares of our common stock outstanding. The following description is a summary of the capital stock of our Company and contains the material terms of our capital stock. Additional information can be found in our Articles of Incorporation and our Bylaws.

o     Common Stock

      Each share of our common stock entitles the holder to one vote on each matter submitted to a vote of our shareholders, including the election of directors. There is no cumulative voting. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available therefor. Holders of our common stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to our common stock. In the event of liquidation, dissolution or winding up our Company, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities.

o     Preferred Stock

      The Company has authorized and issued 1,000,000 shares of Class A Convertible Preferred Stock to the prior shareholders of Creative Holdings. The holders of the Preferred Stock cancelled the shares of Preferred Stock.

      The Company has 10,000,000 shares of authorized but unissued shares of "blank check" preferred stock.

      Anti-Takeover Effects Of Provisions Of The Articles Of Incorporation, Bylaws And Florida Law

      Authorized but Unissued Stock. Authorized but unissued shares of common stock and preferred stock would be available for future issuance without our shareholders' approval. These additional shares may be utilized for a variety of corporate purposes including, but not limited to, future public or direct offerings  to raise  additional  capital,  corporate  acquisitions  and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to shareholders by diluting the shares held by a potential suitor or issuing shares to a shareholder that will vote in accordance with the Company's Board of Directors' desires. A takeover may be beneficial to shareholders because, among other reasons, a potential suitor may offer shareholders a premium for their shares of stock compared to the then-existing market price.

      The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

o     Dividends

      The Company has not declared or paid cash dividends on its common stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors at that time and will depend upon, among other factors, on the Company's operations.

o     Transfer Agent And Registrar

      Interwest Transfer Company Inc. is the transfer agent and registrar of our common stock. Its address is 1981 East Murray Holladay Road, Suite 100, P.O. Box 17136, Salt Lake City, Utah 84117.

o     Additional Information

      In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Information statement will include a manually signed copy of the accountant's report.

    INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

      No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company set forth in this information statement.

                          PROPOSALS BY SECURITY HOLDERS

      No security holder has requested the Company to include any proposals in this information statement.

          DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

      Only one information statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the information statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the information statement by sending a written request to the Company at 4702 Oleander Drive, Suite 200, Myrtle Beach, South Carolina 29577; or by calling the Company at (843) 497-7028 and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

                                              By Order of the Board of Directors

                                              /s/ John W. Gandy
                                              ----------------------------------
                                              John W. Gandy
                                              President and Director

Myrtle Beach, South Carolina
April 15, 2005

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 10-KSB

|X| ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

   For the fiscal year ended December 31, 2004   Commission File Number 0-29057
   -------------------------------------------                          -------

|_| TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

           For the transition period from ____________to ____________

                          ALTRIMEGA HEALTH CORPORATION
                          ----------------------------
               (Exact name of registrant as specified in charter)

                     Nevada                       87-0631750
                     ------                       ----------
        (State or other jurisdiction of     (I.R.S. Employer I.D. No.)
         incorporation or organization)

   4702 Oleander Drive, Suite 200, Myrtle Beach, SC         29577
   ------------------------------------------------         -----
       (Address of principal executive offices)             (Zip)

     Issuer's telephone number, including area code     (843) 497-7028
                                                        --------------

          Securities registered pursuant to section 12 (b) of the Act:

      Title of each class           Name of each exchange on which registered
             None                                    None
             ----                                    ----

          Securities registered pursuant to section 12 (g) of the Act:

                    Common Stock, par value $0.001 per share
                    ----------------------------------------
                                (Title of Class)

      Check  whether  the Issuer (1) filed all  reports  required to be filed by section 13 or 15 (d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

(1)     Yes  |X|  No  |_|                             (2)     Yes  |X|  No  |_|

      Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. |_|

      State issuer's revenues for its most recent fiscal year:       $ 1,989,389

      State the aggregate market value of the voting stock held by nonaffiliates of the registrant. The aggregate market value shall be computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of a specified date within the past 60 days.

      The market value of shares held by nonaffiliates is $177,196 based on the bid price of $0.004 per share at March 22, 2005.

      As of March 22, 2005, the Company had 49,139,950 shares of common stock issued and outstanding.

                      DOCUMENTS INCORPORATED BY REFERENCE
                                      None

                                TABLE OF CONTENTS

PART I............................................................................................1

         Forward-Looking Statements                                                               1

         ITEM 1.  DESCRIPTION OF BUSINESS                                                         1

         ITEM 2.  DESCRIPTION OF PROPERTIES                                                       5

         ITEM 3.  LEGAL PROCEEDINGS                                                               5

         ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS                           5

PART II...........................................................................................6

         ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS                        6

         ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION                       7

         ITEM 7.  FINANCIAL STATEMENTS                                                           12

         ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                  ON ACCOUNTING AND FINANCIAL DISCLOSURE                                         12

         ITEM 8A.  CONTROLS AND PROCEDURES                                                       12

PART III.........................................................................................13

         ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS,
                  AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a)
                  OF THE EXCHANGE ACT                                                            13

         ITEM 10.  EXECUTIVE COMPENSATION                                                        14

         ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                   OWNERS AND MANAGEMENT                                                         15

         ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                16

PART IV..........................................................................................18

         ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K                                              18

         ITEM 14.  PRINCIPAL ACCOUNTING FEES AND SERVICES                                        19

EXHIBIT 14.1.................................................................... ......Exhibit 14.1

EXHIBIT 31.1.................................................................... ......Exhibit 31.1

EXHIBIT 32.1.................................................................... ......Exhibit 31.2

EXHIBIT 32.1.................................................................... ......Exhibit 32.1

FINANCIAL STATEMENTS............................................................................F-1


                                     PART I

                                INTRODUCTORY NOTE

Forward-Looking Statements

      This Form 10-KSB contains "forward-looking statements" relating to Altrimega Health Corporation ("Altrimega") which represent Altrimega's current expectations or beliefs including, but not limited to, statements concerning Altrimega's operations, performance, financial condition and growth. For this purpose, any statements contained in this Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "anticipation", "intend", "could", "estimate", or "continue" or the negative or other comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, such as losses, dependence on management, variability of quarterly results, and the ability of Altrimega to continue its growth strategy and competition, certain of which are beyond Altrimega's control. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward-looking statements.

      Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

ITEM 1. DESCRIPTION OF BUSINESS

History And Organization

      General

      Altrimega was incorporated under the laws of the State of Nevada on September 8, 1998 as Mega Health Corporation. On June 23, 1999 the name of the corporation was changed to Altrimega Health Corporation.

      On July 25, 2002, Altrimega entered into a non-binding letter of intent with Creative Holdings, Inc., a South Carolina corporation. Pursuant to the Letter of Intent and upon the consummation of a definitive agreement, Altrimega would acquire Creative Holdings.

      A Merger Agreement was executed on August 15, 2002, between Altrimega, Altrimega Acquisition Company, a Nevada corporation, Creative Holdings, Inc., a South Carolina corporation and the shareholders of Creative Holdings, Inc. Pursuant to the Merger Agreement, Creative Holdings would be merged with and into Altrimega Acquisition Co., which would be the surviving corporation and continue its corporate existence under the laws of the State of Nevada as a wholly-owned subsidiary of Altrimega.

      In consideration of the merger, Altrimega would issue a total of 320,000,000 shares of common stock of Altrimega to the shareholders of Creative Holdings in exchange for all of the common stock of Creative Holdings.

      On September 2, 2002, Altrimega, Creative Holdings and the shareholders of Creative Holdings amended the Merger Agreement and restructured the merger into a stock exchange transaction, whereby Creative Holdings would become a wholly-owned subsidiary of Altrimega.

      Pursuant to the Share Exchange Agreement, effective as of August 15, 2002 by and among Altrimega, Creative Holdings and the shareholders of Creative Holdings, the shareholders would exchange with, and deliver to, Altrimega 100% of the issued and outstanding capital stock of Creative Holdings in exchange for 20,000,000 shares of common stock of Altrimega and 1,000,000 shares of Series A Convertible Preferred Stock of Altrimega. Each share of Series A Convertible Preferred Stock would be convertible into 300 shares of common stock of Altrimega.

      The share exchange was completed on October 17, 2002. At that time, Creative Holdings became a wholly owned subsidiary of Altrimega. Ultimately, after certain shares were cancelled, the former shareholders of Creative Holdings received 13,619,950 shares of Altrimega's common stock.

      Between December 21, 2004 and January 5, 2005, Altrimega entered into releases with each holder of the Company's 1,000,000 shares of Series A Preferred Stock, which resulted in the cancellation of all of the Company's outstanding shares of Series A Preferred Stock.

Current Business Operations

      As of December 31, 2004, Altrimega is operating as a real estate development company in Myrtle Beach, South Carolina. Management believes that, through the proposed acquisition of a Nevada corporation known as Top Gun Sports & Entertainment, Inc. ("Top Gun"), the Company will re-locate its real estate development activities to the Long Island, NY area. To date, the Company has only one real estate development project on which it is working located in North Myrtle Beach, South Carolina. Management intends to finish developing this one project through completion. On December 17, 2004, Altrimega Health Corporation, doing business as Creative Holdings & Marketing Corporation, signed a definitive Share Exchange Agreement to acquire all of the outstanding shares of common stock of Top Gun in exchange for the issuance of 15,750,000 shares of the Altrimega Health Corporation's common stock to the current shareholders of Top Gun. The closing of the transaction is conditioned upon Altrimega's shareholders approving a change of the Company's name to Top Gun, a 1-for-1,000 reverse stock split, and Top Gun receiving a minimum of $750,000 through a private placement of convertible debt issued by Top Gun. If the share exchange is completed, the shares that would be issued upon conversion would be shares of the Company. On March 30, 2005, the parties to the Share Exchange Agreement memorialized an amendment to the agreement, eliminating certain conditions of closing to the transaction, including that the Company sell the assets of the Creative Holdings, Inc. subsidiary and that Top Gun have obtained lease agreements and permits prior to closing.

Current Projects

      The Company's only active real estate project is the Sea Garden Town Home Community in North Myrtle Beach, South Carolina. The Company is developing this project through its 80% interest in Sea Garden Funding, LLC, the owner and developer of the remaining 27 units in a 173 unit, 2 bedrooms, 2 bath town home community approximately 3 blocks from the Atlantic shoreline. The Company acquired the project from Sea Garden, LLC on November 13, 2002 for the payment of $210,000 and the assumption of $1,071,344.66 in mortgages on the real property held by Horry County State Bank. The remaining 20% interest in Sea Garden Funding, LLC, is owned by an unaffiliated party, Maxine Roe, a resident of Myrtle Beach, South Carolina.

      The development consists of buildings that have either 4 or 5 town home units per building. The community currently consists of 146 sold units. The Company acts as the developer, and hires independent contractors to provide all of the construction services. The Company is now building 4 and 5 unit town home buildings and marketing these town homes in the $125,000 to $145,000 range. The Company believes demand for new units is strong. Revenue is generated as units are completed and delivered to purchasers. These units are traditional two-story townhouse units, not time-share units.

      The Company completed construction on twenty new units in the year ended December 31, 2004. All twenty of these units were sold in the year ended December 31, 2004. Since inception through March 22, 2005, the Company has sold and closed a total of 73 units of the Sea Garden project.

      Competition

      There are a number of interval ownership and town home communities in the greater Myrtle Beach area. Altrimega's project in this area is typically priced in the medium to upper ranges of $150,000 to $250,000. Our only project under development, the Sea Garden property, is located approximately three blocks from the Atlantic coastline and is located in an area that includes more expensive high-rise condominium properties that average in price from $250,000 to $500,000. The increased privacy of a town home residence as opposed to a condominium building residence and the lower pricing of the project as compared to the surrounding offerings have contributed to the sales of the Sea Garden project, where most sales have taken place prior to construction being competed on the units. We expect these trends to remain in place through the completion of the project sometime this fiscal year. As of March 22, 2005 there remain only six units that are not under contract for sale.

      In respect to how the Company's competitive position as compared to other real estate development companies in this geographic region, management believes that our position is considerably weaker than most other companies because of our inability to raise funds or to find guarantors for mortgage loans and our lack of a significant workforce. The lack of capital causes the Company to not be able to participate in many projects that are identified. In respect to how the Company's competitive position as compared to other real estate development companies in the Long Island, NY area, which would be the region that the Company's operations would be located if the Top Gun Share Exchange Agreement is completed, management believes again that our position is considerably weaker than most other companies because of the lack of experience in developing multiple projects and our lack of a significant workforce.

      Employees

      As of March 22, 2005, we have only one paid employee, our President and Chief Executive Officer, John W. Gandy. While Mr. Gandy is a partner in a certified public accounting firm, Mr. Gandy is an employee of the Company. Altrimega has an employment agreement with Mr. Gandy, which started in 2003 that provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, if Altrimega had a profit in the previous year. To date, Mr. Gandy has only accrued a salary, and beginning July 1, 2003, he informed the Board of Directors that he would forego any additional salary accruals until such time as the Company improves its financial position. The Board of Directors has voted to reinstate Mr. Gandy's salary beginning January 1, 2005, and provide compensation of $15,000 for the fourth quarter 2004. Our other officer, Ron Hendrix, Chief Financial Officer, is not currently compensated and spends a limited amount of time in the business. Because the Company has limited financial resources, Mr. Hendrix has agreed to perform his services for no compensation to date.

Risks Related To Our Business

      We are subject to various risks that may materially harm our business, financial condition and results of operations. You should carefully consider the risks and uncertainties described below and the other information in this filing before deciding to purchase our common stock. If any of these risks or uncertainties actually occurs, our business, financial condition or operating results could be materially harmed. In that case, the trading price of our common stock could decline.

Future Losses Are Likely To Occur As We Are Dependent On Spending Money To Evaluate And Pursue Real Estate Projects And Continued Losses Could Cause Us To Curtail Or Even Cease Our Operations

      Since our inception, through December 31, 2003 we have not been profitable and have lost money on both a cash and non-cash basis. For the year ended December 31, 2004, we earned our first annual operating profit of $81,923. Our accumulated deficit was $717,162 as of December 31, 2004. Future losses are likely to occur, as we are dependent on spending money to evaluate and pursue real estate projects. No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may continue to experience liquidity and cash flow problems.

Altrimega Will Most Likely Need To Raise Additional Capital Or Debt Funding To Sustain Operations And, If We Are Unable To Raise Additional Capital, When Necessary, We Could Be Forced To Significantly Reduce Our Operations

      Unless Altrimega can become profitable with the existing sources of funds, Altrimega will require additional capital to sustain operations and may need access to additional capital or additional debt financing to grow. In addition, to the extent that we have a working capital deficit and cannot offset the deficit we may have to raise capital to repay the deficit and provide more working capital to permit growth in revenues. We cannot assure you that financing whether from external sources or related parties will be available if needed or on favorable terms. Our inability to obtain adequate financing will result in the need to reduce the pace of business operations. Any of these events could be materially harmful to our business and may result in a lower stock price.

We Have Been The Subject Of A Going Concern Opinion From December 31, 2004 From Our Independent Auditors, Which Means That We May Not Be Able To Continue Operations Unless We Can Become Profitable or Obtain Additional Funding

      Our independent auditors have added an explanatory paragraph to their audit opinions issued in connection with our financial statements for the year ended December 31, 2004, which states that the financial statements raise substantial doubt as to Altrimega' ability to continue as a going concern. We have had an accumulated loss since inception of $717,162 and our current liabilities exceed our current assets by $347,334 as of December 31, 2004. Our ability to make operations profitable or obtain additional funding will determine our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

If Our Ongoing Operations Do Not Begin To Provide Sufficient Profitability To Offset The Working Capital Deficit We May Have To Raise Capital Or Debt To Fund The Deficit Or Cease Operations

      We had a working capital deficit of $347,334 at December 31, 2004, which means that our current liabilities as of that date exceeded our current assets on December 31, 2004 by $347,334. Current assets are assets that are expected to be converted to cash within one year and, therefore, may be used to pay current liabilities as they become due. Our working capital deficit means that our current assets on December 31, 2004 were not sufficient to satisfy all of our current liabilities on that date. If our ongoing operations do not begin to provide sufficient profitability to offset the working capital deficit we may have to raise capital or debt to fund the deficit or cease operations.

Our Common Stock May Be Affected By Limited Trading Volume And May Fluctuate Significantly, Which Could Cause Our Stock Price To Decline Significantly, Thereby Negatively Affecting Our Ability To Raise Capital

      There has been a limited public market for our common stock and there can be no assurance that a more active trading market for our common stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that Altrimega will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time.

Our Common Stock Is Deemed To Be "Penny Stock," Which May Make It More Difficult For Investors To Sell Their Shares Due To Suitability Requirements

      Our common stock is deemed to be "penny stock" as that term is defined in Rule 3a51-1 promulgated under the Securities Exchange Act of 1934. These requirements may reduce the potential market for our common stock by reducing the number of potential investors. This may make it more difficult for investors in our common stock to sell shares to third parties or to otherwise dispose of them. This could cause our stock price to decline. Penny stocks are stock:

      o     With a price of less than $5.00 per share;

      o     That are not traded on a "recognized" national exchange;

      o Whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ listed stock must still have a price of not less than $5.00 per share); or

      o In issuers with net tangible assets less than $2.0 million (if the issuer has been in continuous operation for at least three years) or $10.0 million (if in continuous operation for less than three years), or with average revenues of less than $6.0 million for the last three years.

      Broker/dealers dealing in penny stocks are required to provide potential investors with a document disclosing the risks of penny stocks. Moreover, broker/dealers are required to determine whether an investment in a penny stock is a suitable investment for a prospective investor.

As A Result Of Our Recent Change In Business Operations To A Real Estate Development Company, We Have Limited Operating History In Our Current Business, Which Makes It Difficult Or Impossible To Evaluate Our Performance And To Make Predictions About Our Future

      Altrimega has only acquired one real estate project, the Sea Garden project. Based on this limited history with real estate projects, it is difficult or impossible for us to evaluate our operational and financial performance, or to make accurate predictions about our future performance.

ITEM 2. DESCRIPTION OF PROPERTIES

Altrimega owns an 80% share of Sea Garden Funding, LLC. The operating agreement that governs the rights of the members of Sea Garden Funding, LLC, Creative
Holdings, with an 80% interest and Toe Roe, an unaffiliated party, with the remaining 20% interest, was entered into on November 10, 2002. Sea Garden Funding owns the remaining units under construction and sites for future construction within the Sea Garden Town Home community in North Myrtle Beach, South Carolina, Sea Garden consists of 146 sold units and 27 units to be constructed and sold by the developer, Sea Garden Funding, LLC. Three different banks hold a mortgage on this property in the summary principal amount of $1,528,312 as of December 31, 2004. The mortgages are satisfied by a $75,000 principal reduction as each new building pad is taken down to develop. Upon sale and closing of each townhouse located on that building pad, an additional $8,500 is paid to the Bank. The terms of the mortgages on the property are for one year, with an interest rate of prime plus one-half percent. Currently, that percentage interest rate is approximately 5.5%. The property, on which this project is being developed, has been adequately insured. The Sea Garden property is located approximately three blocks from the Atlantic coastline and is located in an area that includes more expensive high-rise condominium properties that average in price from $250,000 to $500,000. The increased privacy of a town home residence as opposed to a condominium building residence and the lower pricing of the project as compared to the surrounding offerings have contributed to the sales of the Sea Garden project, where most sales have taken place prior to construction being competed on the units. We expect these trends to remain in place through the completion of the project sometime this fiscal year.

ITEM 3. LEGAL PROCEEDINGS

      None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

      No matters have been submitted to a vote of our shareholders during the fiscal year ended December 31, 2004. However, the Exchange Agreement with Creative Holdings, Inc. requires us to obtain approval of an increased capitalization to 800 million shares and name change. Based on the cancellation of the Series A Preferred Stock in December 2004 and January 2005, the Company has withdrawn its Information Statement to increase its authorized shares of common stock and change its name to Creative Holdings & Marketing Corporation.

      In addition, on January 11, 2005, the Company submitted an Information Statement filing that set forth three proposals to be approved by a majority shareholder vote. The three proposals were (1) an amendment to the Company's articles of incorporation to change the name of the Company to Top Gun Sports & Entertainment, Inc. (2) To authorize a 1-for-1000 reverse stock split of the Company's outstanding common stock, par value $0.001 per share. (3) To elect three new directors. Principal shareholders who collectively hold in excess of 50% of the Company's shares of common stock entitled to vote on the proposals have indicated their intention to vote in favor of the proposals. This information statement will require amendment prior to being approved by the Securities and Exchange Commission, mailing to shareholders, and then the action being taken by a majority of the shareholders by written consent.

                                     PART II

ITEM 5. MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

      Our Common Stock has been quoted on the NASD's OTC Bulletin Board since November 1, 2000. Prior to such date management is not aware of the quotation or trading of the Common Stock through any other medium. The table below sets forth, for the respective periods indicated, the prices for our common stock in the over-the-counter market as reported by the NASD's OTC Bulletin Board.

      The bid prices represent inter-dealer quotations, without adjustments for retail mark-ups, mark-downs or commissions and may not necessarily represent actual transactions.

Period Ended December 31, 2003          High Bid                   Low Bid
------------------------------          --------                   -------
First Quarter                            $0.025                    $0.003
Second Quarter                           $0.011                    $0.002
Third Quarter                            $0.008                    $0.004
Fourth Quarter                           $0.011                    $0.002

Period Ended December 31, 2004          High Bid                   Low Bid
------------------------------          --------                   -------
First Quarter                            $0.011                    $0.005
Second Quarter                           $0.008                    $0.002
Third Quarter                            $0.009                    $0.001
Fourth Quarter                           $0.018                    $0.003

Period Ended March 31, 2005             High Bid                   Low Bid
---------------------------             --------                   -------
First Quarter                            $0.005                    $0.003

      At March 22, 2005, our Common Stock was quoted on the OTC Bulletin Board at a bid and asked price of $0.0031 and $0.004, respectively. At December 31, 2004, we had approximately 83 shareholders of record. The Company has 49,139,950 shares of common stock and no shares of preferred stock outstanding as of March 22, 2004. The Company's authorized capital stock consists of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Dividends

      Altrimega has not declared or paid cash dividends on its Common Stock since its inception and does not anticipate paying such dividends in the foreseeable future. The payment of dividends may be made at the discretion of the Board of Directors and will depend upon, among other factors, on Altrimega's operations, its capital requirements, and its overall financial condition.

Changes In Securities

      During the years ended December 31, 2002, December 31, 2003, and December 31, 2004, Altrimega issued the following unregistered securities:

      As a result of the share exchange agreement with Creative Holdings, Altrimega issued the former stockholders of Creative Holdings 13,619,950 shares of common stock and 1,000,000 shares of series A convertible preferred stock.

      The Company issued 3,000,000 for accounts payable of $79,500 at $0.03 per share to Earl Ingarfield, an unaffiliated party in 2002.

      The Company issued 3,200,000 for cash and services at $0.001 per share to the Company's founders in 2002.

Securities Authorized For Issuance Under Equity Compensation Plan

      There have been no securities authorized for issuance under equity compensation plans for the Company during December 31, 2004.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

General

      The following discussion and analysis should be read in conjunction with the Consolidated Financial Statements, and the Notes thereto included herein. The information contained below includes statements of Altrimega's or management's beliefs, expectations, hopes, goals and plans that, if not historical, are forward-looking statements subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. For a discussion on forward-looking statements, see the information set forth in the Introductory Note to this Annual Report under the caption "Forward Looking Statements", which information is incorporated herein by reference.

Going Concern

      As reflected in Altrimega's financial statements for the twelve months ended December 31, 2004, Altrimega's accumulated deficit of $717,162 and its working capital deficiency of $347,334 raise substantial doubt about its ability to continue as a going concern. The ability of Altrimega to continue as a going concern is dependent on Altrimega's ability to raise additional debt or capital. The financial statements for December 31, 2004 do not include any adjustments that might be necessary if Altrimega is unable to continue as a going concern.

Critical Accounting Policies And Estimates

      Management's discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires that we make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. At each balance sheet date, management evaluates its estimates. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The estimates and critical accounting policies that are most important in fully understanding and evaluating our financial condition and results of operations include those listed below.

Revenue Recognition

      Gains from sales of operating properties and revenues from land sales are recognized using the full accrual method provided that various criteria relating to the terms of the transactions and any subsequent involvement by the Company with the properties sold are met. Gains or revenues relating to transactions which do not meet the established criteria are deferred and recognized when the criteria are met or using the installment or cost recovery methods, as appropriate in the circumstances. For land sale transactions under terms in which the Company is required to perform additional services and incur significant costs after title has passed, revenues and costs of sales are recognized proportionately on a percentage of completion basis. Deposits received prior to closing are recorded as a liability until the consummation of the sale at which time such amounts are generally applied toward the purchase price.

      Cost of land sales is generally determined as a specific percentage of land sales revenues recognized for each land development project. The cost percentages used are based on estimates of development costs and sales revenues to completion of each project and are revised periodically for changes in estimates or development plans. The specific identification method is used to determine cost of sales of certain parcels of land.

Properties

      Properties under development are carried at cost reduced for impairment losses, where appropriate. Properties held for sale are carried at cost reduced for valuation allowances, where appropriate. Acquisition, development and construction costs of properties in development and land development projects are capitalized including, where applicable, salaries and related costs, real estate taxes, interest and preconstruction costs. The pre-construction development (or an expansion of an existing property) includes efforts and related costs to secure land control and zoning, evaluate feasibility, and complete other initial tasks, which are essential to development. Provisions are made for potentially unsuccessful preconstruction efforts by charges to operations.

      Properties held for sale are carried at the lower of their carrying values (i.e., cost less accumulated depreciation and any impairment loss recognized, where applicable) or estimated fair values less costs to sell. Generally, revenues and expenses related to property interests acquired with the intention to resell are not recognized.

Stock-based compensation

      The Company applies Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

      In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure. SFAS No. 148 amends the transition and disclosure provisions of SFAS No. 123. The Company is currently evaluating SFAS No. 148 to determine if it will adopt SFAS No. 123 to account for employee stock options using the fair value method and, if so, when to begin transition to that method.

Principals Of Consolidation

      The consolidated financial statements shown in this report excludes the historical operating information of the parent before September 30, 2002, and includes the operating information of the subsidiary, Creative Holdings, Inc., from July 3, 2002 (date of inception of the subsidiary), and the operating information of Sea Garden Funding, LLC from November 2002 (the date of the purchase of 80% of the LLC) to December 31, 2002.

      All intercompany transactions have been eliminated.

Results Of Operations For The Year Ended December 31, 2004, Compared To The Year Ended December 31, 2003

      Revenues

      Revenue for the year ended December 31, 2004, was $1,989,389 an increase of $1,084,471, as compared to $904,918 in revenue for the year ended December 31, 2003. The increase in revenues in 2004 was attributable to increased sales of units at the Sea Garden project, where the Company sold 20 units in 2004, as compared to 10 units in 2003. We anticipate revenues for the fiscal year ending 2005 to consist mainly or completely of the sale of units at the Sea Garden Project.

      Cost of Revenue. Cost of revenue for the year ended December 31, 2004 was $1,697,761, or 85% of revenue, as compared to December 31, 2003, where cost of revenue was $861,757, or 95.23% of revenue. The cost of revenue relates to construction and other costs of units at the Sea Garden project.

      Gross profit. Gross profit for the year ended December 31, 2004 was $291, 628, or 14.6% of revenue as compared to December 31, 2003, where gross profit was $43,161, or 4.77% of revenue. The gross profit relates to the sale of units at the Sea Garden project

      Operating Expenses. Operating expenses for the year ended December 31, 2004 were $135,531, or 6.8% of revenue as compared to December 31, 2003, where operating expenses were $101,025, or 11.16% of revenue. Operating expenses in 2004 consisted of $15,000 in consulting and professional fees and $120,531 in general and administrative expenses. The increase of $34,506 from 2003 to 2004 was almost entirely attributable to increased sales activity at the Sea Garden project.

      Other Income (Expense). Other income (expense) for the year ended December 31, 2004, was a net expense of $31,688, a decrease of $50,327, as compared to a net expense of $82,015 for the year ended December 31, 2003. The decrease in other expense in 2004 was primarily attributable to less interest expense from loans used in the construction of two buildings at Sea Gardens and the two mortgages on the remaining land at the Sea Garden project.

      Net Income. Altrimega had net income of $81,923 for the fiscal year ended December 31, 2004, as compared to a net loss of $132,822 for the fiscal year ended December 31, 2003. This increase was mostly attributable to an increase in sales at the Sea Garden project in 2004.

Liquidity And Capital Resources

      Altrimega's financial statements have been prepared on a going concern basis that contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. Altrimega had a net income of $81,923 and a net loss of $132,822 for the years ended December 31, 2004 and December 31, 2003, respectively, and has an accumulated deficit of $717,162 at December 31, 2004. As of December 31, 2004, we had assets of $1,711,739 and liabilities of $1,964,913, a difference of $253,174.
Additionally, our current assets were $1,617,579 and our current liabilities were $1,964,913, creating a working capital deficit of $347,334. The majority of the assets, $1,612,448, consist of building sites contained within the Sea Garden Town Home Community. Consequently, the majority of our liabilities, $1,528,312, are mortgage loans on the Sea Garden assets. Accounts payable to related parties equal to $276,858 are also included in our liabilities. Management recognizes that Altrimega must generate or obtain additional capital to enable it to continue operations. Management is planning to obtain additional capital principally through the sale of equity securities. The realization of assets and satisfaction of liabilities in the normal course of business is dependent upon Altrimega obtaining additional equity capital and ultimately obtaining profitable operations. However, Altrimega may not be successful in these activities. Should any of these events not occur, the accompanying consolidated financial statements will be materially affected.

      As of March 22, 2005, the Company had cash on hand of $35,636

      Any shortfall in working capital has been met through advances from our president, John Gandy, and other shareholders who have advanced funds to pay expenses incurred by the Company from time to time. At no time during the fiscal year 2003 or 2004 did these short term loans exceed $50,000.

      We anticipate that we will require significant capital to maintain our corporate viability and execute our plan to develop real estate projects. We anticipate necessary funds will most likely be provided by our existing shareholders, our officers and directors, and outside investors. We will require significant loan guarantees to acquire properties for development and to complete construction on any additional construction projects. We may be required to pledge equity in the Company to induce individuals, officers or directors or other shareholders to guarantee our loans when necessary.

      Altrimega is at present meeting its current obligations from its monthly cash flows, which during 2003, 2004, and to date in 2005 has included cash from operations, investor capital, and loans from related parties. However, due to insufficient cash generated from operations, Altrimega currently does not have internally generated cash sufficient to pay all of its incurred expenses and other liabilities. As a result, Altrimega is dependent on investor capital and loans to meet its expenses and obligations. Although related party loans have allowed Altrimega to meet its obligations in the recent past, there can be no assurances that Altrimega's present methods of generating cash flow will be sufficient to meet future obligations. However, Altrimega may not be able to raise sufficient additional capital in the future.

      Cash used by operating activities was $681,759 for the year ended December 31, 2004, compared to cash provided of $549,342 for 2003. The increase in cash used was due primarily to the development of additional sites at the Sea Garden project.

      Cash provided by financing activities was $683,312 during fiscal year 2004, compared to cash used by financing activities of $594,656 during the same period in 2003. This difference was mainly due to an increase in loan proceeds and loan payments on notes payable in 2004.

      As of December 31, 2004, the Company has six notes payable totaling $1,528,312. The outstanding balances are secured by real estate, payable in quarterly installments of interest only at the rate between 5% and 6% and maturities during April through October 2005.

      We have incurred losses since inception until fiscal year ended December 31, 2003. Management believes that it will generate sufficient cash flow to fund overall Company operations for the next twelve months. This amount does not include monies necessary to construct new townhouse units at Sea Garden or if the transaction with Top Gun is consummated.

Plan Of Operation For 2005

      The Company derives its revenue from the sale of developed or undeveloped real estate parcels. As of 2004 and 2005, the Company has one project generating revenues, Sea Garden Town Homes, located in North Myrtle Beach, South Carolina. These Town Homes sell in the $125,000 to $145,000 range per Town Home unit. The Company owns the building sites for an additional 27 units and is under construction on these units Altrimega plans to locate, evaluate and proceed to finance and develop multiple projects. Through its proposed acquisition of Top Gun management plans to develop projects outside of the Myrtle Beach, South Carolina area. The Top Gun development projects are in the Long Island, NY area. Management believes that this area combined with the Myrtle Beach, SC area provides the population growth necessary to achieve profits from new construction projects. For the last three years, management believes Horry County, South Carolina has been one of the top three fastest growing counties in the United States. In 1997, Horry County showed a population of only 180,000. Based on current projections and the 2000 census data, we believe the county will have a population of 500,000. The principal industries of the area are tourism related. Myrtle Beach is considered a drive-in market, where tourists will drive their cars rather than fly to the destination. The tourism industry in Myrtle Beach has developed three seasons, spring golf, summer beach vacations and fall golf. The spring and fall golf seasons bring approximately 150,000 visitors per week to play on the areas over 100 golf courses. The summer vacation season brings in approximately 400,000 per week. The average tourist stay is one week.

      On December 17, 2004, the Company, Top Gun Sports, and the shareholders of Top Gun Sports entered into a Share Exchange Agreement relating to a share exchange transaction. Pursuant to the Share Exchange Agreement, the Company shall receive 100% of the outstanding common stock of Top Gun Sports, and the shareholders of Top Gun Sports shall receive 15,750,000 post reverse split shares of the Company's common stock. The closing of the transaction is contingent on the Company completing the 1-for-1000 reverse stock-split that is subject of an Information Statement currently under review by the Securities and Exchange Commission, and will require amendment prior to being mailed to shareholders. While Top Gun Sports has no operating history, it intends to build and operate a professional, state-of-the-art multi-venue motorsports and entertainment facilities. Top Gun Sports also intends to pursue acquisitions of motorsports and entertainment facilities and companies across the U.S. Top Gun Sports' first location is slated to be on county-owned land in Yaphank-Suffolk County, Long Island. Top Gun Sports intends to enter into a public/private joint venture with Suffolk County on approximately 376 acres of land in the area west of Yaphank Avenue in the Town of Brookhaven, adjacent to the Grucci Fireworks plant, the Firematic training facility and the county prison farm. Top Gun Sports intends to build the facility in a multi-phased process by which major revenue can be generated by operating venues as they are completed. The family-friendly facility will provide reasonable, affordable sports, recreation and entertainment to all. The construction will be done with the utmost importance and respect given to preserving, sustaining and protecting the environment of the facility and neighboring communities. Management believes that the Top Gun Sports project will fulfill the need Top Gun Sports believes exists for a major legal motorsport destination on Long Island. As a condition precedent to the Company closing the share exchange agreement with Top Gun Sports, Top Gun Sports must complete a private placement raising a minimum of $750,000 and a maximum of $1,500,000 through the sale of 2-year, 9% convertible notes. The fixed conversion price of the convertible notes is $0.50 per share of common stock. Top Gun Sports shall issue a warrant to purchase 1 share of stock at an exercise price of $1.50 per share for each $1.00 of convertible notes purchased. If the share exchange is completely, Altrimega will have the obligation to repay these debentures. Based on the delays associated with obtaining shareholder approval concerning the conditions of the share exchange agreement, there is a possibility that the Top Gun share exchange will not close.

      Our continuation as a going concern is dependent on our ability to meet our obligations and obtain additional debt or equity financing required until our current and proposed real estate projects are under way and generating earnings. Until such time as these projects are generating earnings, we have taken the following steps to revise our operating and financial requirements in an effort to enable us to continue in existence:

      o     We  have   reduced   administrative   expenses   to  a  minimum   by
            consolidating management responsibilities to our president and chief executive officer.

      o     We intend to seek either equity or further debt funding.

      o We intend to attempt to obtain the professional services of third-parties through favorable financing arrangements or payment by the issuance of our common stock.

      We believe that the foregoing plan should enable us to generate sufficient funds to continue our operations for the next twelve months.

      Management has implemented this plan to overcome the Company's serious going concern conditions. The first step is to reduce operating costs. To this end the Company's President and Chief Executive Officer, John Gandy, has assumed almost all of the Company's functions from sales and marketing, locating and evaluating new real estate projects, most accounting functions, shareholder relations and general administrative functions. Mr. Gandy has foregone any compensation for the last half of 2003 and through September 30, 2004 period. In the fourth quarter of 2004 Mr. Gandy received a salary accrual of $15,000. The Company's Chief Financial Officer is receiving no compensation. Management believes it will be able to reduce consulting expense in the next fiscal year. Only one consultant is on hand for additional help in evaluating projects and working with the accounting and reporting functions of the Company. Administrative expenses, including mostly legal and accounting charges, will constitute the largest expense items for the year. The Company has made arrangements with these outside professionals to work more efficiently with them to help reduce the overall costs associated with these services.

      In addition, the Company believes it has located some potential sources of equity financing that could contribute to the Company's financial requirements in the upcoming fiscal year. This element is especially critical to the Company's going concern situation. Before these sources can be fully explored, the Company had to correct some of its prior filings with the Securities and Exchange Commission. Management has corrected its prior 1934 Securities Act filings, including its annual report of for 10-KSB for the fiscal year ended December 31, 2002, and its quarterly reports on Forms 10-QSB for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003 and currently has no additional amendments required. Management intends to explore these potential sources of funding over the next several months.

      For the next 12 months, even without consummating the Top Gun share exchange, we believe that we will need $150,000 to continue to fund basic operations, in addition to funding necessary to acquire and develop real estate projects. The Company anticipates approximately $50,000 in consulting fees in the next fiscal year and only minor operating expenses. If the Top Gun transaction is completed, we believe we should have sufficient funding based on the funds raised by Top Gun as a condition of the share exchange agreement. Any new real estate projects will require debt financing. In summary, we expect to meet operating expenses with existing cash flow and seek out other sources of funding to develop additional real estate projects.

      The Company plans to continue operating with small administrative and consulting fees in the next fiscal year in order to continue operations. Continuing to work with its accounting and legal professionals more efficiently, the Company believes it may be able to reduce its fees for such services. In addition, the Company plans to utilize only one consultant for accounting services.

      From time to time, Altrimega may evaluate potential acquisitions involving complementary businesses, content, products or technologies.

Current Accounting Pronouncements

      Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements, addresses consolidation by business enterprises of variable interest entities. It is effective immediately for variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities acquired before February 1, 2003. The implementation of Interpretation No. 46 did not have a material effect on the Company's financial statements.

      In April 2003, the FASB issued SFAS No. 149, Amendment of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 amends SFAS No. 133 for decisions made (1) as part of the Derivatives Implementation Group process that effectively required amendments to SFAS No. 133, (2) in connection with other Board projects dealing with financial instruments, and (3) in connection with implementation issues raised in relation to the application of the definition of a derivative. The Statement clarifies under what circumstances a contract with an initial net investment meets the characteristics of a derivative discussed in paragraph 6(b) of SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of underlying to conform it to language used in FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and amends certain other existing pronouncements. Those changes will result in more consistent reporting of contracts as either derivatives or hybrid instruments. This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The implementation of SFAS No. 149 did not have a material effect on the Company's financial statements.

      In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The implementation of SFAS No. 150 did not have a material effect on the Company's financial statements.

      In December 2004, the FASB issued SFAS 153, Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. SFAS 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect the adoption of this standard to have a material effect on its financial position, results of operations or cash flows.

      In December 2004, the FASB issued Statement 123 (revised 2004) which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award--the requisite service period (usually the vesting period). The Company files as a small business issuer and must meet the requirements of this Statement for accounting periods after December 15, 2005. The Company is evaluating SFAS 123R and believes it may have a material effect on the Company's financial statements.

ITEM 7. FINANCIAL STATEMENTS

      The consolidated financial statements of Altrimega Health Corporation required by Regulation S-B are attached to this report. Reference is made to
Item 13 below for an index to the financial statements.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

      To the Company's knowledge, the Company has had no disagreements with its certified public accountants with respect to accounting practices or procedures of financial disclosure. The Company had difficulty contacting its former accountants, Sellers & Anderson, L.L.C., and ultimately on March 29, 2004, Altrimega changed its accountants to L. L. Bradford, LLC. The Company filed a corresponding Form 8-K on April 14, 2004.

ITEM 8A. CONTROLS AND PROCEDURES

(A)   Evaluation Of Disclosure Controls And Procedures

      As of the end of the period covered by this report, the Company carried out an evaluation, under the supervision and with the participation of the Company's Principal Executive Officer and Principal Financial Officer of the effectiveness of the design and operation of the Company's disclosure controls and procedures. The Company's disclosure controls and procedures are designed to provide a reasonable level of assurance of achieving the Company's disclosure control objectives. The Company's Principal Executive Officer and Principal Accounting Officer have concluded that the Company's disclosure controls and procedures are, in fact, effective at this reasonable assurance level as of the period covered.

(B)   Changes In Internal Controls Over Financial Reporting

      In connection with the evaluation of the Company's internal controls during the Company's fourth fiscal quarter ended December 31, 2004, the Company's Principal Executive Officer and Principal Financial Officer have determined that there are no changes to the Company's internal controls over financial reporting that has materially affected, or is reasonably likely to materially effect, the Company's internal controls over financial reporting.

                                    PART III

ITEM 9. DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

General

      The following table sets forth certain information regarding the current directors and executive officers of the Company:

                               POSITION(S)
NAME                  AGE      WITH THE COMPANY                   DIRECTOR SINCE
----                  ---      ----------------                   --------------
John W. Gandy         51       President, C.E.O. and Director     September 2002
Ron Hendrix           60       Secretary and Director             December 2002
John Smith III        43       Director                           December 2002

      There are no family relationships among any of the directors or executive officers of the Company. None of the Company's directors or executive officers is a director of any company that files reports with the SEC. None of the Company's directors have been involved in any bankruptcy or criminal proceeding (excluding traffic and other minor offenses), nor has been enjoined from engaging in any business.

      Altrimega's directors were appointed in connection with the Share Exchange Agreement between the Company Creative Holdings and hold office until their successors are elected. Altrimega intends to elect new directors through written consent during 2005. Altrimega's officers are appointed by the Board of Directors and serve at the pleasure of the Board and are subject to employment agreements, if any, approved and ratified by the Board.

      Altrimega does not currently have an audit committee, and the Board of Directors serves this function. Both John Gandy and Ron Hendrix qualify as audit committee financial experts, as defined by Regulation S-B Item 401. Neither Mr. Gandy, nor Mr. Hendrix are independent as that term is defined under the Exchange Act.

      The following information is furnished for each of the executive officers and directors of the Company:

      John W. Gandy serves as our President and Chief Executive Officer and is the chairman of our board of directors starting in September 2002. Mr. Gandy graduated from Wofford College in 1976 and received a Masters of Business Administration degree from Wake Forest University. Mr. Gandy has worked on numerous real estate development projects in the Carolinas including resort golf course and ocean front developments. Mr. Gandy became a partner in the accounting firm of Hendrix & Gandy in September 2000. Prior to that, Mr. Gandy was a partner in the accounting firm of Rabon, Hendrix Gandy & Grimball, starting in 1999. During 1996 through 1999, Mr. Gandy consulted with various business entities. Mr. Gandy is a Certified Public Accountant with over twenty years experience and is currently also a partner in the firm Hendrix and Gandy.

      Ron Hendrix serves as our Chief Financial Officer and is a member of our board of directors since December 2002. Mr. Hendrix is a certified public accountant with over 25 years experience in real estate, accommodations and recreation accounting and consulting. He is a partner in the firm of Hendrix & Gandy located in Myrtle Beach, South Carolina, starting in September 2000. Prior to that Mr. Hendrix was a partner in the accounting firm of Rabon, Hendrix, Gandy & Grimball, starting in 1999. Prior to that, Mr. Hendrix was a partner in the accounting firm of Hendrix, King & Godbold for over ten years. Mr. Hendrix is a graduate of Coastal Carolina University.

      John F. Smith III serves on our board of directors. Mr. Smith is the sole owner of Strategic Marketing, an advertising and market positioning consultant firm in the Myrtle Beach area since prior to 1997. Strategic Marketing represents golf course operators, hotels, entertainment facilities and restaurants in the Carolinas. Mr. Smith is a graduate of Coastal Carolina University.

      Pursuant to the information statement that is currently being reviewed by the Securities and Exchange Commission, a majority of the Company's shareholders intend to vote in favor of the following directors:

      Peter Scalise III. Mr. Scalise has been developing the Top Gun business plan model as CEO of Northeast Motorsports Inc. for the past five years from October 1999-March 2004. He has also been the owner of a nutrition company and has been following and competing in the sport of motocross since the age of three. Mr. Scalise is thoroughly familiar with the sport and has been involved on the associate level for the Supercross Series. Mr. Scalise will also serve as Chairman of the Board of Directors and as President conditioned on the close of the Top Gun Sports share exchange agreement.

      Neil A Rosenberg. Mr. Rosenberg has been the COO of ITTCO Sales Co Inc., in Ronkonkoma, LI, NY, a national wholesale distributor of specialty appearance auto parts and accessories in the U.S. founded in 1978, which he ran from 1978-2004. Mr. Rosenberg is an electrician by trade also has extensive experience in Cable TV, Construction industries. Mr. Rosenberg will also serve as Secretary, Treasurer and Chief Financial Officer of the Company conditioned on the close of the Top Gun Sports share exchange agreement.

      Dr. Robert J. Waylonis. Mr. Waylonis has been retired for the past five years from a very successful OB-GYN practice in the Pittsburgh, PA area for over 40 years. He was one of the first LOTUS automobile dealers in the US with Lotus Cars of Pittsburgh. He later brought in the Datsun line of automobiles and changed the name to Waylonis Motors Of Pittsburgh. He has sponsored several SCCA race teams and is an avid NASCAR fan frequenting dozens of races across the US yearly.

Compliance With Section 16(a) Of The Exchange Act

      Our common stock is registered under Section 12(g) of the Exchange Act and in connection therewith, directors, officers, and beneficial owners of more than 10% of our common stock ("Reporting Persons") are required to file on a timely basis certain reports under Section 16 of the Exchange Act as to their beneficial ownership of our common stock. We believe that under the SEC's rules for reporting of securities transactions by Reporting Persons, the required reports have not been filed. The Company has been informed that these reports are in the process of being filed.

      Code Of Ethics

      On May 10, 2004, the Board of Directors of the Company adopted a written Code of Ethics designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics. This Code of Ethics has been filed with the Securities and Exchange Commission as an Exhibit to this Form 10-KSB.

ITEM 10. EXECUTIVE COMPENSATION

Cash Compensation

      There was no cash compensation paid to any of our directors or executive officers during the fiscal years ended December 31, 2004, 2003, and 2002.

Employment Agreements

      Altrimega has an employment agreement with John Gandy, starting in 2003, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, if the Company had a profit in the previous year. No amounts have been paid by the Company under this agreement. The Company has accrued $50,000 for payments due Mr. Gandy for the first two quarters of 2003. Mr. Gandy has agreed to no additional compensation from July 1, 2003 through September 30, 2004. The board of directors has decided to reinstate the salary beginning January 31, 2005 and accrue a salary of $15,000 for the fourth quarter of 2004.

Bonuses and Deferred Compensation

      None.

Compensation Pursuant To Plans

      None.

Pension Table

      None.

Other Compensation

      None.

Compensation Of Directors

      None.

Termination Of Employment And Change Of Control Arrangement

      We have no compensatory plans or arrangements, including payments to be received from us, with respect to any persons which would in any way result in payments to any person because of his resignation, retirement, or other termination of such person's employment by us, or any change in our control, or a change in the person's responsibilities following a changing in our control.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Of Certain Beneficial Owners

      The following table sets forth as of March 22, 2005, the name, address and the number of shares of our common stock held of record or beneficially by each person who was known by us to own beneficially, more than 5% of our 49,139,950 issued and outstanding shares of common stock. In addition, the table sets forth the name and shareholdings of each director and of all officers and directors as a group.

Security Ownership Of Certain Beneficial Owners (Common)

                                                 Amount and
                                                 Nature of
                 Name and Position               Beneficial       Percentage of
Title of Class   of Officer and/or Director      Ownership(1)        Class(2)
--------------   --------------------------      ------------     -------------
Common           Rio Investment Group, LLC        6,200,000          13.43%
                 25 Greystone Manor
                 Lewes, Delaware  19958

Common           Great West, LLC                  4,879,750          10.57%
                 2033 Main Street
                 Sarasota, FL  34231

Security Ownership Of Management Of Altrimega (Common)

                                                 Amount and
                                                 Nature of
                 Name and Position               Beneficial       Percentage of
Title of Class   of Officer and/or Director      Ownership(1)        Class(2)
--------------   --------------------------      ------------     -------------
Common
Common           John W. Gandy, President,
                 C.E.O. and Director              2,554,750           5.19%
Common           Chicora Beach Holiday**             14,825           0.02%
Common           Wofford Capital***                  33,737           0.05%
Common           Gandy Associates^                  625,000           1.28%
Common           Gandy Family Investments^^         750,000           1.54%
Common           Ron Hendrix, C.F.O., Secretary   1,668,250           3.41%
Common           Hendrix & Gandy*                    21,000           0.03%
Common           John Smith III, Director           348,400           0.72%
                                                  ---------          -----
Common           All Officers and Directors
                 as a Group (3 Persons)           4,840,962           9.85%
Common           Total Beneficial Ownership       6,015,962          12.24%
                                                  =========          =====

(1) Applicable percentage of ownership is based on 49,139,950 shares of common stock outstanding as of March 22, 2005 for each stockholder. Beneficial ownership is determined in accordance within the rules of the Commission and generally includes voting of investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or convertible within 60 days of March 22, 2005 are deemed to be beneficially owned by the person holding such preferred shares for the purpose of computing the percentage of ownership of such persons, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The percentage calculation has been rounded to the nearest one-hundredth of a percent.

(3) Ownership percentage based on officers and directors' percentage ownership of entity, as set forth below.

*     Hendrix & Gandy is owned 50% by John W. Gandy and 50% by Ron Hendrix.

**    Chicora Beach Holiday is owned 25% by John W. Gandy.

***   Wofford Capital is owned 16.66% by John W. Gandy.

^     Gandy Associates is owned 50% by John W. Gandy.

^^    Gandy Family Investments is owned 30% by John W. Gandy.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions With Management And Others

      Except as indicated below, and for the periods indicated, there were no material transactions, or series of similar transactions, since the beginning of the Company's last fiscal year, or any currently proposed transactions, or series of similar transactions, to which we were or are a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

      In 2003, Altrimega has accounts payable totaling $69,500 to officers - directors, or their affiliate entitles for services rendered.

      During the first quarter of 2003, the Company issued 3,000,000 shares of common stock in satisfaction of accounts payable of $79,500 (including interest of $39,500).

      Accounts receivable - related party. The Company has made a non-interest bearing, due on demand loan to the minority interest holder of Sea Garden Funding LLC, which as of December 31, 2004 totaled $59,160.

      Accounts   payable  -  related   parties.   As  of  December   31,   2004,
officers-directors,   and  their  controlled  entities  have  made  non-interest bearing, due on demand loans to the Company totaling $276,858.

Indebtedness Of Management

      There were no material transactions, or series of similar transactions, since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which we were or are a party, in which the amount involved exceeds $60,000 and in which any director or executive officer, or any security holder who is known to us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

Transactions With Promoters

      There have no material transactions between us and our promoters or founders.

                                     PART IV

ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

      (a)(1) Financial Statements. The audited financial statements for 2004 are attached to this report.

      (a)(2) Exhibits. The following exhibits are included as part of this report:


Exhibit Number       Title of Document                                   Location
--------------       -----------------                                   --------
2.01                 SHARE EXCHANGE AGREEMENT among Altrimega Health     Incorporated by reference to the Company's report
                     Corporation, Creative Holdings, Inc. and the        on Form 8-K, dated October 2, 2002
                     Shareholders of Creative Holdings, Inc., dated as
                     of September 2, 2002

4.01                 CERTIFICATE OF DESIGNATION AS OF SEPTEMBER 30,      Incorporated by reference to Exhibit 4.01 to the
                     2002                                                Company's Form 10-KSB filed on May 20, 2003

14.1                 Code of Ethics                                      Incorporated by reference to Exhibit 14.1 to the
                                                                         Company's Form 10-KSB filed on March 31, 2005


31.1                 Certification by Chief Executive Officer pursuant   Incorporated by reference to Exhibit 31.1 to the
                     to 15 U.S.C. Section 7241, as adopted pursuant to   Company's Form 10-KSB filed on March 31, 2005
                     Section 302 of the Sarbanes-Oxley Act of 2002

31.2                 Certification by Chief Financial Officer pursuant   Incorporated by reference to Exhibit 31.2 to the
                     to 15 U.S.C. Section 7241, as adopted pursuant to   Company's Form 10-KSB filed on March 31, 2005
                     Section 302 of the Sarbanes-Oxley Act of 2002

32.1                 Certification by Chief Executive Officer pursuant   Incorporated by reference to Exhibit 32.1 to the
                     to 18 U.S.C. Section 1350, as adopted pursuant to   Company's Form 10-KSB filed on March 31, 2005
                     Section 906 of the Sarbanes-Oxley Act of 2002

99.1                 Share Exchange Agreement with Top Gun Sports        Incorporated by reference to Exhibit 99.1 to the
                                                                         Company's Form 8-K filed on December 23, 2004

99.2                 Amendment to Share Exchange Agreement               Incorporated by reference to Exhibit 99.2 to the
                                                                         Company's Form 10-KSB filed on March 31, 2005

99.3                 Sea Garden Agreement                                Incorporated by reference to Exhibit 99.1 to the
                                                                         Company's Form 10-KSB/a filed on January 11, 2005

      (b)   Reports on Form 8-K.

      On April 14, 2004, the Company filed a Form 8-K reporting under Item 4 that the Company engaged L.L. Bradford & Company, LLC, as its independent auditors, replacing Seller & Andersen, L.L.C.

      On October 13, 2004, the Company filed a Form 8-K reporting under Item 5 that the Company signed a Letter of Intent to acquire all of the issued and outstanding shares of Top Gun Sports & Entertainment, Inc.

      On December 23, 2004, the Company filed a Form 8-K reporting under Item 5 that the Company signed a definitive Share Exchange agreement to acquire all of the issued and outstanding shares of Top Gun Sports & Entertainment, Inc.

      On January 11, 2005,  the Company  filed a Form 8-K  reporting  under Item
1.01 that the Company signed releases with all of the holders of the Company's Series A Preferred Stock which resulted in the cancellation of all of that series of stock.

ITEM 14. PRINCIPAL ACCOUNTING FEES AND SERVICES

      Altrimega incurred the following principal accounting fees for the year ended December 31, 2004 and December 31, 2003.

      Audit Fees. The aggregate fees billed for professional services rendered was $10,000 each for the audits of the Altrimega's annual financial statements for the fiscal years ended December 31, 2003 and December 31, 2004, and the reviews of the financial statements included in Altrimega's annual and quarterly reports for those fiscal years.

      Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant.

      Tax Fees. No fees were billed in either of the last two fiscal years for tax compliance, tax advice of tax planning.

      All Other Fees. No other fees were billed during the two fiscal years.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 31, 2005          ALTRIMEGA HEALTH CORPORATION

                        By:/s/ John Gandy
                           -----------------------------------------------------
                           John Gandy,
                           Chief Executive Officer and Director


March 31, 2005          By:/s/ Ron Hendrix
                           -----------------------------------------------------
                           Ron Hendrix,
                           Chief Financial Officer, Principal Financial Officer, Secretary and Director

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/ John Gandy                                           March 31, 2005
         -----------------------------------------------------
         John Gandy,
         Chief Executive Officer and Director


         /s/ Ron Hendrix                                          March 31, 2005
         -----------------------------------------------------
         Ron Hendrix,
         Chief Financial Officer, Principal Financial Officer,
         Secretary and Director

         /s/John Smith III                                        March 31, 2005
         -----------------------------------------------------
         Director

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2004

     (With Report of Independent Registered Public Accounting Firm Thereon)

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                        CONSOLIDATED FINANCIAL STATEMENTS

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------

Report of Independent Certified Public Accountants                           F-1

  Consolidated balance sheet                                                 F-2

  Consolidated statements of operations                                      F-3

  Consolidated statement of stockholders' deficit                            F-4

  Consolidated statements of cash flows                                      F-5

  Notes to consolidated financial statements                                 F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Altrimega Health Corporation and Subsidiary
Myrtle Beach, South Carolina

We have audited the accompanying consolidated balance sheet of Altrimega Health Corporation and Subsidiary as of December 31, 2004, and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Altrimega Health Corporation and Subsidiary as of December 31, 2004, and the results of its activities and cash flows for the years ended December 31, 2004 and 2003 in conformity with accounting principles generally accepted in the United States.

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered losses from operations and current liabilities exceed current assets, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

L.L. Bradford & Company, LLC
March 22, 2005
Las Vegas, Nevada

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2004

                                     ASSETS

Current assets
       Cash                                                         $     3,292
       Accounts receivable                                                1,839
       Properties held for development or sale                        1,612,448
                                                                    -----------
          Total current assets                                        1,617,579

Other assets

       Accounts receivable - related party                               59,160
       Deposits                                                          35,000
                                                                    -----------
          Total other assets                                             94,160
                                                                    -----------

Total assets                                                        $ 1,711,739
                                                                    ===========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities

       Notes payable                                                $ 1,528,312
       Accounts payable - related parties                               276,858
       Accounts payable                                                 159,743
                                                                    -----------
          Total current liabilities                                   1,964,913
                                                                    -----------

Total liabilities                                                     1,964,913

Minority interest                                                        32,238

Commitments and contingencies                                                --

Stockholders' deficit
       Preferred stock; $0.001 par value; 10,000,000 shares
          authorized, no shares issued and outstanding                       --
       Common stock; $0.001 par value; 50,000,000 shares
          authorized, 49,139,950 shares issued and outstanding           49,140
       Additional paid-in capital                                       382,560
       Accumulated deficit                                             (717,162)
                                                                    -----------
          Total stockholders' deficit                                  (285,462)
                                                                    -----------

Total liabilities and stockholders' deficit                         $ 1,711,739
                                                                    ===========

                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                              For the year ended December 31,
                                              -------------------------------
                                                  2004              2003
                                                  ----              ----
Revenue                                       $  1,989,389      $    904,918

Cost of revenue                                  1,697,761           861,757
                                              ------------      ------------

Gross profit                                       291,628            43,161

Operating expenses
  Consulting and professional fees                  15,000            69,500
  General and administrative                       120,531            31,525
                                              ------------      ------------

     Total operating expenses                      135,531           101,025
                                              ------------      ------------

Income (loss) from operations                      156,097           (57,864)

Other income (expense)
  Interest expense                                 (31,919)          (88,038)
  Other income                                         231             6,023
                                              ------------      ------------
     Total other income (expense)                  (31,688)          (82,015)

Loss before minority interest                      124,409          (139,879)

Minority interest                                   42,486            (7,057)
                                              ------------      ------------

Income (loss) before provision for
  income taxes                                      81,923          (132,822)

Provision for income taxes                              --                --
                                              ------------      ------------

Net inc ome (lo s s)                          $     81,923      $   (132,822)
                                              ============      ============

Basic and diluted loss per common share       $       0.00      $      (0.00)
                                              ============      ============

Basic and diluted weighted average
  common shares outstanding                     49,139,950        49,074,197
                                              ============      ============

                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                     Preferred Stock               Common Stock            Additional                      Total
                                     ---------------               ------------             Paid-In      Accumulated   Stockholders'
                                   Shares        Amount          Shares       Amount        Capital        Deficit        Deficit
                                   ------        ------          ------       ------        -------        -------        -------
Balance at December 31, 2002      1,000,000    $     1,000     46,139,950   $    46,140   $   305,060    $  (666,263)   $  (314,063)

Issuance of common stock in
  satisfaction of accounts
  payable (including
  interest of $39,500)                   --             --      3,000,000         3,000        76,500             --         79,500

Net loss                                 --             --             --            --            --       (132,822)      (132,822)
                                -----------    -----------    -----------   -----------   -----------    -----------    -----------
Balance at December 31, 2003      1,000,000          1,000     49,139,950        49,140       381,560       (799,085)      (367,385)

Cancellation of preferred stock  (1,000,000)        (1,000)            --            --         1,000             --             --

Net income                               --             --             --            --            --         81,923         81,923
                                -----------    -----------    -----------   -----------   -----------    -----------    -----------
Balance at December 31, 2004             --    $        --     49,139,950   $    49,140   $   382,560    $  (717,162)   $  (285,462)
                                ===========    ===========    ===========   ===========   ===========    ===========    ===========

                 See Accompanying Notes to Financial Statements

                   ALTRIMEGA HEALTH CORPORATION AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 For the year ended December 31,
                                                 -------------------------------
                                                        2004             2003
                                                        ----             ----
Cash flows from operating activities
 Net income (loss)                                $    81,923      $  (132,822)
 Adjustments to reconcile net loss
    to net cash used by operating activities:
    Issuance of common stock for services                  --           39,500
    Minority interest                                  42,486           (7,057)
 Changes in operating assets and liabilities
    Properties held for development or sale          (952,933)         696,703
    Prepaid commissions                                 5,600              800
    Accounts receivable - related party                 3,400          (62,560)
    Accounts receivable                                (1,839)              --
    Accounts payable - related parties                 15,947           10,911
    Accounts payable                                  123,657            3,867
                                                  -----------      -----------
      Net cash provided (used) by operating
        activities                                   (681,759)         549,342

Cash flows from financing activities
 Proceeds from notes payable, net of payments       3,067,703               --
 Payments on notes payable                         (2,384,391)        (594,656)
                                                  -----------      -----------
      Net cash provided (used) by financing
        activities                                    683,312         (594,656)
                                                  -----------      -----------
Net change in cash                                      1,553          (45,314)

Beginning cash balance                                  1,739           47,053
                                                  -----------      -----------

Ending cash balance                               $     3,292      $     1,739
                                                  ===========      ===========

Supplemental disclosure of cash
  flow information:

 Cash paid for income taxes                       $        --      $        --
                                                  ===========      ===========

 Cash paid for interest                           $    31,919      $    45,717
                                                  ===========      ===========

                 See accompanying Notes to Financial Statements

1.    DESCRIPTION OF BUSINESS, HISTORY, AND SUMMARY OF SIGNIFICANT POLICIES

      Description of business - Altrimega Health Corporation (hereinafter referred to as the "Company") was incorporated on June 23, 1999 under the laws of the state of Nevada as Mega Health Corporation. On June 23, 1999 the name of the corporation was changed to Altrimega Health Corporation.

      As of December 31, 2004, Altrimega is operating as a real estate development company in Myrtle Beach, South Carolina. Management believes that, through the proposed acquisition of a Nevada corporation known as Top Gun Sports & Entertainment, Inc. ("Top Gun"), the Company will re-locate its real estate development activities to the Long Island, NY area. To date, the Company has only one real estate development project on which it is working located in North Myrtle Beach, South Carolina. Management intends to finish developing this one project through completion. On December 17, 2004, Altrimega Health Corporation, doing business as Creative Holdings & Marketing Corporation, signed a definitive Share Exchange Agreement to acquire all of the outstanding shares of common stock of Top Gun in exchange for the issuance of 15,750,000 shares of the Altrimega Health Corporation's common stock to the current shareholders of Top Gun. The closing of the transaction is conditioned upon Altrimega's shareholders approving a change of the Company's name to Top Gun, a 1-for-1,000 reverse stock split, and Top Gun receiving a minimum of $750,000 through a private placement of convertible debt issued by Top Gun. If the share exchange is completed, the shares that would be issued upon conversion would be shares of the Company.

      History - Altrimega Health Corporation (AHC) was incorporated under the state of Nevada on September 8, 1998 with the name of Mega Health Corporation with authorized common stock of 50,000,000 shares with a par value of $0.001 and preferred stock of 10,000,000 shares with a par value of $0.001. The terms of the preferred includes conversion rights, at the option of the stockholder of 300 shares of common stock for each share of preferred stock. On June 23, 1999 the name was changed to Altrimega Health Corporation. AHC was organized for the purpose of marketing nutritional products and during the year 2000 became inactive.

      On August 15, 2002, AHC consummated an agreement to acquire all of the outstanding capital stock of Creative Holdings, Inc., in exchange for 20,000,000 shares of the Company's common stock and 1,000,000 shares of the Company's preferred stock ("AHC Transaction"). Prior to the AHC
      Transaction, AHC was a non-operating public shell company with no operations, nominal assets and 22,020,000 shares of common stock issued and outstanding; and Creative Holdings, Inc. was a real estate development company. The AHC Transaction is considered to be a capital transaction in substance, rather than a business combination. Inasmuch, the AHC Transaction is equivalent to the issuance of stock by Creative Holdings, Inc. for the net monetary assets of a non-operational public shell company
      (AHC), accompanied by a recapitalization. AHC issued 18,499,700 shares of its common stock for all of the issued and outstanding common stock of Creative Holdings, Inc. and another 1,500,300 shares will be issued subsequent to an increase in the authorized common stock pursuant to an amendment to the certificate of incorporation. The accounting for the AHC Transaction is identical to that resulting from a reverse acquisition, except goodwill or other intangible assets will not be recorded.

      During November 2002, the Company acquired 80% of Sea Garden Funding, LLC by the assumption of certain liabilities. Sea Garden Funding, LLC was organized in the state of South Carolina on November 13, 2002 for the purpose of the development and sale of residential real estate. (See Note
      2)

      Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is nearing the completion of developing its first and only project, with an accumulated loss from inception of approximately
      $717,000. The Company's current liabilities exceed its current assets by approximately $347,000 as of December 31, 2004.

      These conditions give rise to substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include adjustments relating to the recoverability and classification of reported asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to obtain additional financing or sale of its common stock as may be required and ultimately to attain profitability.

      Management's plan, in this regard, is to complete the development and sale real estate in order to provide additional working capital for its future planned activity and to service its debt, which if successful would enable the Company to operate for the coming year. Additionally, as discussed in
      Note 6, the Company plans to complete the acquisition of Top Gun Sports & Entertainment, Inc.

      Principles of consolidation - The consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany balances and transactions have been eliminated.

      Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      Advertising and marketing costs - The Company recognizes advertising and marketing costs in accordance with Statement of Position 93-7 "Reporting on Advertising Costs." Accordingly, the Company expenses the costs of producing advertisements at the time production occurs, and expenses the costs of communication advertising in the period in which the advertising space or airtime is used. Advertising costs are charged to expense as incurred. Advertising expenses was $1,831 and $6,790 for the years ended December 31, 2004 and 2003, respectively.

      Fair value of financial instruments - The carrying amounts and estimated fair values of the Company's financial instruments approximate their fair value due to the short-term nature. Earnings (loss) per share - Basic earnings (loss) per share excludes any dilutive effects of options, warrants and convertible securities. Basic earnings (loss) per share is computed using the weighted-average number of outstanding common shares during the applicable period. Diluted earnings per share is computed using the weighted average number of common and common stock equivalent shares outstanding during the period. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

      Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

      As of December 31, 2004, the Company has available net operating loss carryforwards that will expire in various periods through 2024. Such losses may not be fully deductible due to the significant amounts of non-cash service costs and the change in ownership rules under Section 382 of the Internal Revenue Code. The Company has established a valuation allowance for the full tax benefit of the operating loss carryovers due to the uncertainty regarding realization.

      Accounting methods - The Company recognizes income and expenses based on the accrual method of accounting.

      Sales of property - Real estate sales are reported in accordance with the provisions of Statement of Financial Accounting Standard No. 66
      (Accounting for Sales of Real Estate). Profit from the sales of development properties, less 5% business tax, is recognized by the full accrual method when the sale is consummated. A sale is not considered consummated until (a) the parties are bound by the terms of a contract,
      (b) all consideration has been exchanged, (c) any permanent financing of which the seller is responsible has been arranged, (d) all conditions precedent to closing have been performed, (e) the seller does not have substantial continuing involvement with the property, and (f) the usual risks and rewards of ownership have been transferred to the buyer. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method of accounting. Under the deposit method, all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability.

      Cost of land sales is generally determined as a specific percentage of land sales revenues recognized for each land development project. The cost percentages used are based on estimates of development costs and sales revenues to completion of each project and are revised periodically for changes in estimates or development plans. The specific identification method is used to determine cost of sales of certain parcels of land.

      Properties - Properties under development are carried at cost reduced for impairment losses, where appropriate. Properties held for sale are carried at cost reduced for valuation allowances, where appropriate. Acquisition, development and construction costs of properties in development and land development projects are capitalized including, where applicable, salaries and related costs, real estate taxes, interest and preconstruction costs. The pre-construction development (or an expansion of an existing property) includes efforts and related costs to secure land control and zoning, evaluate feasibility, and complete other initial tasks, which are essential to development. Provisions are made for potentially unsuccessful preconstruction efforts by charges to operations.

      Properties held for sale are carried at the lower of their carrying values (i.e., cost less accumulated depreciation and any impairment loss recognized, where applicable) or estimated fair values less costs to sell. Generally, revenues and expenses related to property interests acquired with the intention to resell are not recognized.

      The Company's only active real estate project is the Sea Garden Town Home Community in North Myrtle Beach, South Carolina. The Company is developing this project through its 80% interest in Sea Garden Funding, LLC, the owner and developer of the remaining 27 units in a 173 unit, 2 bedrooms, 2 bath town home community approximately 3 blocks from the Atlantic shoreline. The Company acquired the project from Sea Garden, LLC on November 13, 2002 for the payment of $210,000 and the assumption of $1,071,345 in mortgages on the real property held by Horry County State Bank. The remaining 20% interest in Sea Garden Funding, LLC, is owned by an unaffiliated party.

      The development consists of buildings that have either 4 or 5 town home units per building. The community currently consists of 146 sold units.
      The Company acts as the developer, and hires independent contractors to provide all of the construction services. The Company is now building 4 and 5 unit town home buildings and marketing these town homes in the $125,000 to $145,000 range. The Company believes demand for new units is strong. Revenue is generated as units are completed and delivered to purchasers. These units are traditional two-story townhouse units, not time-share units.

      The Company completed construction on twenty new units in the year ended December 31, 2004. All twenty of these units were sold in the year ended December 31, 2004.

      Dividend policy - The Company has not adopted a policy regarding payment of dividends.

      Comprehensive loss - The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

      Segment information - The Company discloses segment information in accordance with SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information, which uses the Management approach to determine reportable segments. The Company operates under one segment.

      Stock-based compensation - The Company applies Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees, and Related Interpretations", in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No 123 requires the recognition of compensation cost using a fair value based method whereby compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. The Company uses the Black-Scholes pricing model to calculate the fair value of options and warrants issued to non-employees. Stock issued for compensation is valued using the market price of the stock on the date of the related agreement.

      The Company granted no options or warrants to employees for compensation for the years ended December 31, 2004 and 2003.

      Net loss per common share - The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share and SEC Staff Accounting Bulletin No. 98. Under the provisions of SFAS 128 and SAB 98, basic net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. The calculation of diluted net loss per share gives effect to common stock equivalents, however, potential common shares are excluded if their effect is antidilutive. For the years ended December 31, 2004 and 2003, no shares were excluded from the computation of diluted earnings per share because their effect would be antidilutive.

      Minority interest - Minority interest on the consolidated balance sheet includes third-party investments that the Company consolidates, but does not wholly-own. The net pre-tax results attributed to minority interest holders in consolidated entities are included in minority interest income (expense) in the consolidated statements of operations.

      New accounting pronouncements - Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements, addresses consolidation by business enterprises of variable interest entities. It is effective immediately for variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities acquired before February 1, 2003. The implementation of Interpretation No. 46 did not have a material effect on the Company's financial statements.

      Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities, an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements, addresses consolidation by business enterprises of variable interest entities. In December 2003, the FASB issued FASB Interpretation No. 46R, which served to clarify guidance in FIN No. 46. The FASB deferred the effective date for applying the provisions of FIN No. 46 for certain variable interest entities to periods ending after March 15, 2004. The implementation of FIN No. 46, as revised, had no impact on our financial statements.

      In April 2003, the FASB issued SFAS No. 149, Amendment of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 149 amends SFAS No. 133 for decisions made (1) as part of the Derivatives Implementation Group process that effectively required amendments to SFAS No. 133, (2) in connection with other Board projects dealing with financial instruments, and (3) in connection with implementation issues raised in relation to the application of the definition of a derivative. The Statement clarifies under what circumstances a contract with an initial net investment meets the characteristics of a derivative discussed in paragraph 6(b) of SFAS No. 133, clarifies when a derivative contains a financing component, amends the definition of underlying to conform it to language used in FASB Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and amends certain other existing pronouncements. Those changes will result in more consistent reporting of contracts as either derivatives or hybrid instruments. This statement is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. The implementation of SFAS No. 149 did not have a material effect on the Company's financial statements.

      In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. In addition, the statement requires an issuer to classify certain instruments with specific characteristics described in it as liabilities. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The implementation of SFAS No. 150 did not have a material effect on the Company's financial statements.

      In  December  2004,  the FASB issued SFAS 153,  Exchanges  of  Nonmonetary
      Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. SFAS 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company does not expect the adoption of this standard to have a material effect on its financial position, results of operations or cash flows. In December 2004, the FASB issued Statement 123 (revised 2004) which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award--the requisite service period (usually the vesting period). The Company files as a small business issuer and must meet the requirements of this Statement for accounting periods after December 15, 2005. The Company is evaluating SFAS 123R and believes it may have a material effect on the Company's financial statements.

2.    BUSINESS COMBINATIONS AND ACQUISITIONS

      Sea Garden Funding, LLC - In November 2003, the Company acquired 80% of Sea Garden Funding, LLC (a South Carolina Limited Liability Company) in exchange for the assumption of certain liabilities. The Company will account for its 80% ownership interest in Sea Garden Funding, LLC using the purchase method of accounting under APB No. 16. The results of operations for the acquired company have been included in the consolidated financial results of the Company from the date of such transaction forward.

      In accordance with APB No. 16, all identifiable assets were assigned a portion of the cost of the acquired company (purchase price) on the basis of their respective fair values. Intangible assets were identified and valued by considering the Company's intended use of the acquired assets and analysis of data concerning products, technologies, markets, historical performance, and underlying assumptions of future performance. The economic environments in which the Company and the acquired company operate were also considered in the valuation analysis.

3.    NOTES PAYABLE

      As of December 31, 2004, the Company has six notes payable totaling $1,528,312. The outstanding balances are secured by real estate, payable in quarterly installments of interest only at the rate between 5% and 6% and maturities during April through October 2005.

4.    RELATED PARTY TRANSACTIONS

      Accounts receivable - related party - The Company has made a non-interest bearing, due on demand loan to the minority interest holder of Sea Garden Funding LLC, which as of December 31, 2004 totaled $59,160.

      Accounts payable - related parties - As of December 31, 2004, officers-directors, and their controlled entities, have acquired 12.24% of the outstanding stock of the Company, and have made non-interest bearing, due on demand loans to the Company totaling $276,858.

      Executive employment agreement - During 2003 the Company entered into an employment agreement with an officer, which provides for an annual salary of $100,000 with a 5% increase each year to a maximum of $125,000, provided the Company has a profit in the previous year. As of July 1, 2003, the officer notified the Company that he would forego any additional accruals of compensation until further notice. this was done to save the Company monies. In the fourth quarter of 2004, the Board of Directors voted to set up a payable of $15,000 for the officer for the quarter, with the first of January 2005 the original agreement being reinstated.

5.    STOCKHOLDERS' DEFICIT

      During the first quarter of 2003, the Company issued 3,000,000 shares of common stock in satisfaction of accounts payable of $79,500 (including interest of $39,500).

      There were no shares issued in 2004.

6.    EXCHANGE AGREEMENT

      On December 17, 2004, the Company signed a definitive Share Exchange Agreement to acquire all of the outstanding shares of common stock of Top Gun Sports & Entertainment, Inc., ("Top Gun Sports") in exchange for the issuance of 15,750,000 shares of the Company's common stock to the current shareholders of Top Gun Sports. The closing of the transaction is conditioned upon the Company's shareholders approving a change of the Company's name to Top Gun Sports & Entertainment, Inc., a 1-for-1,000 reverse stock split, and Top Gun Sports receiving a minimum of $750,000 through a private placement of convertible debt. The Company is in the process of completing a preliminary information statement relating to these shareholder approval issues.

      On March 30, 2005, the parties to the Share Exchange Agreement memorialized an amendment to the agreement, eliminating certain conditions of closing to the transaction, including that the Company sell the assets of the Creative Holdings, Inc. subsidiary and that Top Gun have obtained lease agreements and permits prior to closing.

      Between December 21, 2004 and January 5, 2005, the Company entered into releases with each holder of the Company's 1,000,000 shares of Series A Preferred